SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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American Pacific Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 8, 2011
PROXY STATEMENT
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
PROPOSAL NO. 2 — AMENDMENT OF COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO REPLACE THE 80% VOTE REQUIREMENT FOR DIRECTOR ELECTIONS WITH A SIMPLE MAJORITY VOTE REQUIREMENT
PROPOSAL NO. 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 4 — ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
PROPOSAL NO. 5 — APPROVAL OF AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN
PROPOSAL NO. 6 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AMERICAN PACIFIC CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 8, 2011

To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2011 annual meeting of stockholders of American Pacific Corporation, a Delaware corporation, (the “Company”), will be held Tuesday, March 8, 2011, at 10:30 a.m. Local Time, at the Las Vegas Country Club, Rotunda Room, 3000 Joe W. Brown Drive, Las Vegas, Nevada 89109-1257, for the following purposes:
•	To elect directors to the board of directors of the Company as follows:
•	To elect Berlyn D. Miller as a Class C director until the annual meeting of stockholders in 2012 and until his successor has been duly elected and qualified; and

•	To elect William F. Readdy and Dean M. Willard as Class A directors until the annual meeting of stockholders in 2013 and until their respective successors have been duly elected and qualified; and

•	To elect Barbara Smith Campbell, C. Keith Rooker, Charlotte E. Sibley and Jane L. Williams as the four Class B directors until the annual meeting of stockholders in 2014 and until their respective successors have been duly elected and qualified.
•	To amend the Company’s Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement.

•	To hold an advisory vote on executive compensation.

•	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation.

•	To approve the Company’s amended and restated 2008 Stock Incentive Plan.

•	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.

•	To transact such other business that may properly come before the annual meeting of stockholders or any adjournments or postponements thereof.
Only stockholders of record at the close of business on January 13, 2011 may vote at the annual meeting of stockholders or any postponements or adjournments thereof. Whether or not you expect to attend the annual meeting of stockholders in person, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the provided postage-prepaid envelope to ensure your representation and the presence of a quorum at the annual meeting. Alternatively, you may vote via toll-free telephone call or the Internet by following the instructions on the proxy card. If you send in your proxy card or vote by telephone or the Internet, you may still decide to attend the annual meeting of stockholders and vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors
/s/ Linda G. Ferguson
LINDA G. FERGUSON
Secretary

January 24, 2011
Las Vegas, Nevada

AMERICAN PACIFIC CORPORATION
3883 Howard Hughes Parkway, Suite 700
Las Vegas, Nevada 89169
PROXY STATEMENT
Annual Meeting of Stockholders of American Pacific Corporation to be held on March 8, 2011

Some Questions You May Have Regarding this Proxy Statement
Why am I receiving these materials?
American Pacific Corporation, a Delaware corporation (the “Company” or “we,” “our” or “us”), is providing to you this proxy statement, the accompanying proxy card and a copy of our annual report to stockholders for the fiscal year ended September 30, 2010 (“fiscal 2010”) in connection with our annual meeting of stockholders (the “Annual Meeting”), to be held on Tuesday, March 8, 2011, at 10:30 a.m., Local Time, at the Las Vegas Country Club, Rotunda Room, 3000 Joe W. Brown Drive, Las Vegas, Nevada 89109-1257, or at any adjournments or postponements thereof. As a stockholder of the Company, you are cordially invited to attend the Annual Meeting and are entitled and requested to vote on the matters described in this proxy statement. The accompanying proxy is solicited on behalf of the board of directors (the “Board”) of the Company. This proxy statement and the accompanying proxy card are being first sent or given to our stockholders beginning on or about January 27, 2011.
What is a “proxy”?
A “proxy” allows someone else (the “proxy holder”) to vote your shares on your behalf. The Board is asking you to allow any of the persons named on the proxy card (John R. Gibson, our non-executive Chairman of the Board, and Linda G. Ferguson, our Vice President-Administration and Secretary) to vote your shares at the Annual Meeting.
Who may vote at the meeting?
January 13, 2011 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to attend and vote at the Annual Meeting. The only class of stock that is currently outstanding and that can be voted at the Annual Meeting is our common stock. Each outstanding share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. In particular, each share of our common stock outstanding on the record date is entitled to one vote on each of the seven (7) director nominees and one vote on each of the other matters to come before the Annual Meeting.
At the close of business on the record date, there were 7,543,091 shares of our common stock outstanding.
What matters will be voted on at the meeting and what is the vote required for each proposal?
The following matters are to be considered and voted on at the meeting:
1.	To elect directors to the Board as follows:
•	To elect Berlyn D. Miller as a Class C director until the annual meeting of stockholders in 2012 and until his successor has been duly elected and qualified; and

•	To elect William F. Readdy and Dean M. Willard as Class A directors until the annual meeting of stockholders in 2013 and until their respective successors have been duly elected and qualified; and

•	To elect Barbara Smith Campbell, C. Keith Rooker, Charlotte E. Sibley and Jane L. Williams as the four Class B directors until the annual meeting of stockholders in 2014 and until their respective successors have been duly elected and qualified.
2.	To amend the Company’s Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement.

3.	To hold an advisory vote on executive compensation.

4.	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation.

5.	To approve the Company’s amended and restated 2008 Stock Incentive Plan.

6.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011 (“fiscal 2011”).
We will also consider any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with Delaware law and our Amended and Restated By-laws.
Proposal No. 1 requires the affirmative vote of 80% or more of the shares of common stock present in person or represented by proxy, entitled to vote on the matter and voting. According to the Restated Certificate of Incorporation, as amended, and the Amended and Restated By-laws of the Company, in the event that nominees of a Class (or Classes) of directors standing for election do not receive the affirmative vote of 80% of such shares present and voting, the incumbent directors will remain in office until the next annual meeting, at which time such Class (or Classes) and the next Class will stand for election. Accordingly, one Class C director, Berlyn D. Miller, and two Class A directors, William F. Readdy and Dean M. Willard, are standing for election at this time because, although they each received a majority of the votes cast in last year’s election, each such number was less than 80% of the votes cast. In addition, at the Annual Meeting, four Class B directors are standing for election.
Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of the Company entitled to vote thereon.
Each of Proposals No. 3, 5 and 6 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy and cast on the applicable proposal, while Proposal No. 4 requires only a plurality of votes cast.
How does the Board recommend I vote?
Please see the information included in this proxy statement relating to each of the matters to be voted on. Our Board recommends that you vote:
•	“FOR” the election of all of the nominees named in this proxy statement;

•	“FOR” the amendment of the Company’s Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement;

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;

•	“FOR” the approval, on an advisory basis, of an annual advisory vote on executive compensation;

•	“FOR” the approval of the Company’s amended and restated 2008 Stock Incentive Plan; and

•	“FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2011.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy to the proxy holders (John R. Gibson and Linda G. Ferguson), they will have the discretion to vote your shares in their best judgment with respect to any additional matters properly brought before the Annual Meeting in accordance with Delaware law and our Amended and Restated By-laws. Moreover, if for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote proxies for such other candidate or candidates as may be nominated by the Board.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote by using any of the following methods:
•	VOTE BY INTERNET: You may use the Internet to vote by following the simple instructions on the enclosed proxy card. When voting by Internet, you will need to have your proxy card in hand, so that you can reference the required Control Number.

•	VOTE BY TELEPHONE: You may use any touch-tone telephone to vote by following the simple instructions on the enclosed proxy card. You will need to have your proxy card in hand when you call so that you can reference the required Control Number.

•	VOTE BY MAIL: You may vote by marking, signing and dating your proxy card and promptly returning it in the enclosed postage-paid envelope.
The persons named as your proxy holders on the proxy card will vote the shares represented by your proxy in accordance with the specifications you make. Please carefully consider the information contained in this proxy statement. Whether or not you expect to attend the Annual Meeting in person, we urge you to vote by Internet or telephone, or by, signing, dating and returning the enclosed proxy card as promptly as possible in the postage-paid envelope provided, to ensure your representation and the presence of a quorum at the Annual Meeting. Stockholders of record desiring to vote in person at the Annual Meeting may vote on the ballot provided at the meeting.
Beneficial Owners. If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee, please follow the voting instructions provided by your broker or other nominee. Most brokers or other nominees permit their customers to vote by telephone or by Internet, in addition to voting by signing, dating and returning the voting instruction form in the postage-paid envelope provided.
Beneficial owners desiring to vote at the Annual Meeting will need to contact the broker, bank, trustee, or other nominee that is the holder of record of their shares to obtain a “legal proxy” to bring to the Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Annual Meeting of Stockholders, this proxy statement and our annual report to stockholders for fiscal 2010 have been sent directly to you.
If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee, you are considered the “beneficial owner” of those shares. The Notice of Annual Meeting of Stockholders, this proxy statement and our annual report to stockholders for fiscal 2010 have been forwarded (or otherwise made available) to you by your broker, bank, trustee or nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank, trustee or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.
What constitutes a quorum, and why is a quorum required?
For business to be properly conducted and the vote of stockholders to be valid at the Annual Meeting, a quorum must be present. In order to have a quorum at the Annual Meeting, holders of a majority of our issued and outstanding shares of common stock as of the record date must be present, in person or by proxy, and entitled to vote. Shares represented at the Annual Meeting in person or by proxy but not voted, will nevertheless be counted for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.
What will happen if I do not vote my shares?
Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.
Beneficial Owners. If you are the beneficial owner of your shares, your broker, bank, trustee or other nominee may vote your shares only on those proposals on which it has discretion to vote. See further below at “What are ‘broker non-votes’?”
What if I do not specify how my shares are to be voted?
Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•	“FOR” the election of all of the nominees named in this proxy statement (Proposal No. 1);

•	“FOR” the amendment of the Company’s Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement (Proposal No. 2);

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3);

•	“FOR” the approval, on an advisory basis, of an annual advisory vote on executive compensation (Proposal No. 4);

•	“FOR” the approval of the Company’s amended and restated 2008 Stock Incentive Plan (Proposal No. 5); and

•	“FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2011 (Proposal No. 6).
No matter currently is expected to be considered at the Annual Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters are properly brought before the Annual Meeting for action, it is intended that the shares of our common stock represented by proxies will be voted by the persons named as proxies in their discretion on such matters. Moreover, if for any reason any of our nominees is not available as a candidate for director, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board.
Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank, trustee or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the New York Stock Exchange, or NYSE, brokers have the discretion to vote on routine matters but do not have discretion to vote on non-routine matters. Therefore, if you do not provide voting instructions to your broker, your broker may only vote your shares on some, but not all, of the proposals to come before the Annual Meeting. See further below at “What are ‘broker non-votes’?”
What are “broker non-votes”?
A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Brokers are subject to the rules of the NYSE. The NYSE rules direct that certain matters submitted to a vote of stockholders are “routine” items and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms. For

“non-routine” proposals, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes”. Under current NYSE rules, the Company believes that Proposals No. 2 and 6 are considered routine items. This means that brokers may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions. However, under current NYSE rules, the Company believes that brokers who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on Proposals No. 1, 3, 4, and 5. Accordingly, for beneficial stockholders, if you do not give your broker specific instructions, your shares may not be voted on such proposals.
What if I abstain?
Shares that are voted “abstain” on a matter will be included in determining the number of shares represented and voted at the Annual Meeting with respect to such matter.
How are abstentions and broker non-votes counted?
Abstentions will have the same effect as a “withhold” vote in the case of Proposal No. 1, and a vote against in the case of Proposals No. 2, 3, 5 and 6, but will have no effect in the case of Proposal No. 4.
Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on the proposals other than in the case of Proposal No. 2, which requires the affirmative vote of a majority of the outstanding shares of the Company entitled to vote thereon.
Neither our Restated Certificate of Incorporation, as amended, nor our Amended and Restated By-laws addresses the treatment of broker non-votes or abstentions.
Can I change or revoke my vote after I have delivered my proxy?
Stockholders of Record. Prior to the Annual Meeting, you may change your vote by submitting a later-dated proxy in one of the manners authorized and described in this proxy statement (such as via the Internet or by telephone). You may also give a written notice of revocation to our Secretary, so long as it is delivered to our Secretary at our principal executive offices, at 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, prior to the beginning of the Annual Meeting, or given to our Secretary at the Annual Meeting prior to the time your proxy is voted at the Annual Meeting. You also may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person by ballot. However, the mere presence of a stockholder at the Annual Meeting will not revoke a proxy previously given unless you follow one of the revocation procedures referenced above.
Beneficial Owners. If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the Annual Meeting.
Do I have to attend the Annual Meeting in person?
No, but stockholders are cordially invited to attend the Annual Meeting to be held on Tuesday, March 8, 2011, at 10:30 a.m., Local Time, at the Las Vegas Country Club, Rotunda Room, 3000 Joe W. Brown Drive, Las Vegas, Nevada 89109-1257. Stockholders of record desiring to vote at the Annual Meeting should bring the enclosed proxy card, or may vote on a ballot provided at the meeting. Beneficial owners desiring to vote at the meeting will need to contact the broker, bank, trustee or other nominee that holds their shares to obtain a “legal proxy” to bring to the Annual Meeting. For stockholders needing directions to the Annual Meeting, please call the Company’s Investor Relations Department, Telephone: (702) 735-2200.

Who will count the votes?
The final voting results will be tallied by the Inspector of Elections appointed by the Company in accordance with our Amended and Restated By-laws and Delaware law. The Inspector of Elections will separately tabulate affirmative and negative or withhold votes, abstentions and broker non-votes, as applicable. We have hired a third party, Innisfree M&A Incorporated, to assist the Inspector of Elections in tabulating votes cast by proxy at the Annual Meeting.
Where can I find voting results of the meeting?
We will announce preliminary voting results at the Annual Meeting and intend to publish final results in a Form 8-K within 4 business days following the Annual Meeting.
Who will bear the cost for soliciting votes for the meeting?
We will bear all attendant costs in conjunction with proxy solicitation. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of our common stock. We have hired Innisfree M&A Incorporated to solicit proxies for a fee of $25,000 plus a reasonable amount to cover expenses. We may conduct further solicitation personally, telephonically or by facsimile or mail, or by other means, through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.
Can I access the Company’s proxy statement and annual report to stockholders for fiscal 2010 via the Internet?
Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy statement and annual report to stockholders for fiscal 2010 (collectively, “proxy materials”) both by sending this full set of proxy materials as well as a proxy card and by notifying you of the availability of our proxy materials on the Internet. SEC rules allow companies to avoid sending to their stockholders paper copies of their proxy materials if, instead, they furnish the proxy materials over the Internet (so called “e-proxy”) and mail to their stockholders a Notice of Internet Availability of Proxy Materials (an “Internet Availability Notice”). However, companies are not required to use e-proxy and, in lieu of doing so, may continue to send to stockholders a full set of their proxy materials. We have chosen to follow this latter approach. But, we are still obligated to provide you with the following notice:
Important Notice Regarding the Availability of Proxy Materials for the
Stockholders’ Meeting to Be Held on March 8, 2011
The Notice of Annual Meeting of Stockholders proxy statement and annual report to stockholders for fiscal 2010 are available at www.apfc.com on the “Annual Meeting of Stockholders” page of the “Investors” section. At this website, copies of the Notice of Annual Meeting of Stockholders, proxy statement and the annual report to stockholders for fiscal 2010 are available free of charge.
Do I have a dissenters’ right of appraisal?
Under Delaware law, stockholders are not entitled to appraisal rights in connection with any of the matters in this proxy statement.
What is “householding” and how does it affect me?
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports to stockholders with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Company’s proxy statement and annual report to stockholders, unless one or more of these stockholders notify us that they wish to continue receiving individual copies.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement or annual report to stockholders, and you wish to receive only a single copy of each of these documents for your household, please contact: American Pacific Corporation, 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, Attention: Investor Relations Department, Telephone: (702) 735-2200.
If you participate in householding and wish to receive a separate copy of our proxy statement or annual report to stockholders, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Investor Relations Department as indicated above. The Company undertakes, upon oral or written request, to deliver promptly a separate copy of the Company’s annual report to stockholders or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the applicable document was delivered.
Beneficial owners can request information about householding from their broker, bank, trustee or other nominee.
Whom should I contact with other questions?
If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this document, the annual report to stockholders for fiscal 2010 or our Annual Report on Form 10-K for fiscal 2010, please contact: American Pacific Corporation, 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, Attention: Investor Relations Department, Telephone: (702) 735-2200.
How can I communicate with the Company’s Board?
You may send communications to the Board in care of our Secretary, 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, or via email to: investorrelations@apfc.com. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director. All such communications will be compiled by the Secretary and relayed promptly to the Board or the individual director(s).
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
SIZE OF BOARD
Pursuant to our Restated Certificate of Incorporation, as amended, our Board shall not be less than three nor more than twelve directors and shall be divided into three classes, with such classes to be as nearly equal in number as possible. Our Board currently consists of twelve members, divided into three Classes — four Class A directors; four Class B directors; and four Class C directors. Each class serves for a term of three years and until their successors are duly elected and qualified. Typically, one class is elected each year.
Currently, the election of directors requires the affirmative vote of 80% or more of the shares of common stock present in person or represented by proxy, entitled to vote on the matter and voting. According to the Restated Certificate of Incorporation, as amended, and the Amended and Restated By-laws of the Company, in the event that nominees of a Class (or Classes) of directors standing for election do not receive the affirmative vote of 80% of such shares present and voting, the incumbent directors will remain in office until the next annual meeting, at which time such Class (or Classes) and the next Class will stand for election. Accordingly, one Class C director, Berlyn D. Miller, and two Class A directors, William F. Readdy and Dean M. Willard, are standing for election at this time because, although they each received a majority of the votes cast in last year’s election, each such number was less than 80% of the votes cast. In addition, at the Annual Meeting, four Class B directors are standing for election.

BOARD NOMINATIONS
The Corporate Governance Committee performs various functions, including, among others, those of a nominating committee. The Corporate Governance Committee considers multiple sources for identifying and evaluating nominees for directors, including referrals from current directors and stockholders. The Corporate Governance Committee will consider director candidates recommended by stockholders.
Nominations of persons for election to the Board may be made at a meeting of stockholders: (a) by or at the direction of the Board, (b) by any nominating committee of the Board or committee of the Board performing similar functions, (c) by any person appointed by the Board for such purpose or (d) by any stockholder of the Company who is a stockholder of record at the time of giving of notice for such nomination, who shall be entitled to vote for the election of directors at the meeting and who complies with the timely notice procedures below.
Director candidate nominations from stockholders of the Company must be provided pursuant to the process set forth in the Company’s Amended and Restated By-laws as described below.
In September 2010, the Board approved the amendment and restatement of the Company’s Amended and Restated By-laws to reflect, among other things, updated submission periods for stockholder nominations to the Board, as described in further detail below.
The Company’s timely notice procedures require that nominations of directors by stockholders must be made pursuant to a timely notice in writing to the Secretary of the Company for bringing business before a meeting of stockholders. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company:
(a)	in the case of an annual meeting, not less than 90 calendar days (prior to the September 2010 amendment and restatement of the Company’s Amended and Restated By-laws, such requirement was not less than 120 calendar days) nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the Company did not hold an annual meeting the previous year, or if the date of the annual meeting was changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely such notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the later of 40 calendar days (prior to the September 2010 amendment and restatement of the Company’s Amended and Restated By-Laws, such requirement was 70 calendar days) prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made; and

(b)	in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the special meeting was first made.
The stockholder’s notice shall set forth:
(a)	as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Company which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named, if applicable, in the proxy statement as a nominee and to serving as a director if elected);

(b)	as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the Company which are beneficially owned by the stockholder;

(c)	as to the stockholder giving the notice and any Stockholder Associated Person (as defined below), to the extent not set forth pursuant to the immediately preceding clause, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the Company; and

(d)	as to the stockholder giving the notice and any Stockholder Associated Person, (i) whether and the extent to which any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (a “Derivative Instrument”) is directly or indirectly beneficially owned, (ii) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company, (iii) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (iv) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date).
For purposes of the above, “Stockholder Associated Person” of any stockholder means (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.
The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the Company’s Amended and Restated By-laws. Notwithstanding the foregoing, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth above.
The Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the Company’s needs at the time nominees are considered. Qualifications for Board membership may include, among others, the highest personal and professional integrity, demonstrated exceptional ability and judgment, broad experience in business, finance, or administration, ability to serve the long-term interests of the Company’s stockholders, sufficient time to devote to the affairs of the Company, and contribution to the Company’s overall corporate goals. The Corporate Governance Committee seeks to ensure that the composition of the Board at all times adheres to the independence requirements of The NASDAQ Stock Market LLC and reflects a range of talents, ages, skills, diversity, background, experience and expertise, particularly in the areas of management, leadership, corporate governance and experience in the Company’s and related industries, sufficient to provide sound and prudent guidance with respect to our operations and interests.
In addition to the above considerations, the Corporate Governance Committee considers criteria such as skill, diversity, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and any other factors that the Corporate Governance Committee believes to be in the best interests of the Company and its stockholders. It is the policy of the Corporate

Governance Committee to evaluate director candidates recommended by stockholders in the same way it evaluates director candidates recommended by any other source. In particular, the Corporate Governance Committee will consider the same criteria for candidates regardless of whether the candidate was identified by the Corporate Governance Committee, by stockholders, or any other source. While the Corporate Governance Committee and Board do not have a specific diversity policy, the Corporate Governance Committee considers, as noted above, diversity, including diversity of background and experience, in evaluating director candidates. Each individual is evaluated in the context of our Board as a whole, with the objective of recommending a group of nominees that can best promote the success of the business and represent stockholder interests through the exercise of sound judgment based on diversity of experience and background. The Corporate Governance Committee also assesses the effectiveness of its consideration of diversity as part of its annual review of qualifications of directors for nomination to the Board.
The Corporate Governance Committee identifies and evaluates nominees for director, including nominees recommended by stockholders, pursuant to a process that involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, vetting candidates’ qualifications, conducting background and reference checks, conducting interviews with candidates and/or others (as schedules permit), meeting to consider and recommend final candidates to the Board and, as appropriate, preparing and presenting to the Board an analysis with regard to particular, recommended candidates. The Corporate Governance Committee has the sole authority to retain and terminate any search firm used to identify candidates for the Board, although such retention is not required.
BOARD NOMINEES
The Board, upon recommendation by the Corporate Governance Committee, nominated the following individuals to stand for re-election at the Annual Meeting:
Berlyn D. Miller, to serve as a Class C director until the annual meeting of stockholders in 2012, and until the election and qualification of his successor;
William F. Readdy and Dean M. Willard to serve as Class A directors until the annual meeting of stockholders in 2013, and until the election and qualification of their respective successors; and
Barbara Smith Campbell, C. Keith Rooker, Charlotte E. Sibley and Jane L. Williams to serve as Class B directors until the annual meeting of stockholders in 2014, and until the election and qualification of their respective successors.
All nominees are currently directors, although Mr. Readdy and Ms. Campbell were only first elected to the Board on November 9, 2009 after being recommended to the Board by the Corporate Governance Committee, and Ms. Sibley was only first elected to the Board on December 14, 2010 after being recommended to the Board by the Corporate Governance Committee. Mr. Readdy and Ms. Campbell were initially recommended to the Corporate Governance Committee by the Chairman of the Board of the Company. Ms. Sibley was initially recommended to the Board and the Corporate Governance Committee by Golconda Capital Portfolio, L.P. and William D. Summitt, both stockholders in the Company. As part of the Company’s Settlement Agreement, dated as of December 14, 2010, with Golconda Capital Portfolio, L.P., Golconda Capital Management, LLC, and William D. Summitt (the “Golconda Group”), the Board, following the recommendation of the Corporate Governance Committee, elected each of Ms. Sibley to the Board as a Class B director and Mr. Weiner to the Board as a Class C director. Under the terms of the Settlement Agreement, the Board shall also nominate and recommend to the Company’s stockholders each of Ms. Sibley for re-election to the Board at the Annual Meeting and Mr. Weiner for re-election to the Board at the 2012 annual meeting of stockholders of the Company.
Each nominee has agreed to be named in this proxy statement and to serve as a director, if elected.
For biographical information about each of the director nominees see “Board of Directors” below.

BOARD OF DIRECTORS
The following table sets forth the names and ages (as of January 13, 2011) of the current members of our Board, as well as their respective Board Class and current standing Board committee assignments.

				Term to
Name	Age	Class	Director Since	Expire(1)	Committee Memberships

John R. Gibson	73	A	1988	2013	Retirement Benefits

Jan H. Loeb	52	A	1997	2013	Audit Compensation Corporate Governance Environmental Oversight Finance, Chairman

William F. Readdy(2)	59	A	2009	2013	Environmental Oversight Finance Retirement Benefits

Dean M. Willard(2)	64	A	1997	2013	Audit Compensation Corporate Governance Environmental Oversight Retirement Benefits, Chairman

Barbara Smith Campbell(2)	61	B	2009	2014	Audit Compensation, Chairman Corporate Governance

C. Keith Rooker, Esq.(2)	73	B	1988	2014	Audit Corporate Governance Environmental Oversight, Chairman Finance

Charlotte E. Sibley(2)	64	B	2010	2014

Jane L. Williams(2)	72	B	1993	2014	Audit, Chairman Compensation Corporate Governance

Joseph Carleone, Ph.D.	64	C	2006	2012

Fred D. Gibson, Jr.	83	C	1982	2012	Environmental Oversight Finance Retirement Benefits

Berlyn D. Miller(2)	73	C	1993	2012	Audit Compensation Corporate Governance, Chairman

Bart Weiner	52	C	2010	2012

(1)	Terms to expire assuming re-election of current director nominees at the Annual Meeting and in each case until their respective successors are duly elected and qualified.

(2)	Nominee.
Business Experience and Qualifications of Directors and Director Nominees
Class A Directors
John R. Gibson has served as the non-executive Chairman of the Board of the Company since January 1, 2010. In July 1997, Mr. J. Gibson became Chief Executive Officer and President of the Company and in March 1998 he was appointed Chairman of the Board. He resigned his position as President of the Company in October 2006 upon the appointment of Dr. Carleone to the office of President and Chief Operating Officer of the Company. Prior to his retirement as an employee of the Company on December 31, 2009, Mr. J. Gibson also served as the Chief Executive Officer and President of a majority of the Company’s wholly-owned subsidiaries, including Ampac-ISP Corp., from 2004 until December 2009, AMPAC Farms, Inc. and American Pacific Corporation (a Nevada corporation), from 1997 to December 2009, and American Azide Corporation from 1993 to December 2009. Mr. J. Gibson also currently serves as a director of Ampac Fine Chemicals LLC, Ampac-ISP Corp., American Azide Corporation, Ampac ISP Holdings Limited, American Pacific Corporation (a Nevada corporation) and Ampac Farms, Inc., each direct or indirect wholly-owned subsidiaries of the Company. He was the Company’s Vice President-Engineering & Operations from March 1992 to July 1997. Prior to that time, he was the Director of Modernization of USS-POSCO Industries, a finishing mill for flat rolled steel products, a position he held for more than five years. Mr. J. Gibson is the brother of director Fred D. Gibson, Jr. and executive officer Linda G. Ferguson.
Qualifications: Mr. J Gibson brings to the Company deep and extensive knowledge of all the business units of the Company, what it takes to acquire and integrate, or grow businesses, and years of practical executive management experience in domestic and international operations and projects, involving major regulatory and legal challenges.
Jan H. Loeb is President and a director of Leap Tide Capital Management, Inc., a capital investment firm, a position he has held since 2007. From 2005 to 2007 he also served as a portfolio manager of Leap Tide Capital Management, Inc. Mr. Loeb has more than 30 years experience in capital investment and investment banking. Mr. Loeb serves as a director of Pernix Therapeutics Holdings, Inc. (formerly Golf Trust of America, Inc.). Pernix is a growing specialty pharmaceutical company focused on developing and commercializing branded and generic pharmaceutical products to serve unmet medical needs primarily in pediatrics. Mr. Loeb has held the position with Pernix since November 2006 and has served as the Chairman of the company’s Audit Committee since October 2007. Mr. Loeb is also a director of TAT Technologies Ltd., a company that provides various products and services to military and commercial aerospace and ground defense industries, a position he has held since August 2009.
Qualifications: Mr. Loeb brings to the Company more than 30 years of capital investment and investment banking experience, and provides financial expertise, knowledge of the public equities and debt markets and public company management experience, as well as a strong understanding of Audit Committee functions.
William F. Readdy served the United States as a naval aviator, pilot astronaut, military officer, and civil service executive from 1974 to 2005. Retiring from the National Aeronautics and Space Administration (“NASA”) in September 2005, Mr. Readdy established Discovery Partners International LLC, a consulting firm providing strategic thinking and planning, risk management, safety and emerging technology solutions and decision support to aerospace and high-technology industries. Since its formation, Mr. Readdy has served as Managing Partner. In addition, Mr. Readdy currently serves on the board of directors of Astrotech Corporation, a commercial aerospace company that provides spacecraft payload processing and government services, designs and manufactures space hardware, and commercializes space technologies for use on Earth. Mr. Readdy is also chairman of GeoMetWatch, Inc., a startup company offering commercial satellite weather products. In the late 1970s and early 1980s he served as a naval test pilot. Mr. Readdy joined NASA in 1986 and in 1987 became a member of the astronaut corps, but continued his military service in the Naval Reserve, attaining the rank of captain in 2000. Mr. Readdy logged more than 672 hours in space on three shuttle missions. In 1996 he commanded the space shuttle “Atlantis” on a docking mission to the Russian “Mir” space station. In 2001, Mr. Readdy was appointed NASA’s Associate Administrator for Space Operations responsible for NASA’s major programs, several field centers and an annual budget approaching $7 billion. Following the loss of space shuttle “Columbia” in February 2003, Mr. Readdy chaired NASA’s Space Flight Leadership Council, and oversaw the agency’s recovery from the accident and the shuttle’s successful return to flight in July 2005. Mr. Readdy was honored as a Presidential Meritorious Rank Executive in 2003 and in 2005 was awarded NASA’s highest honor, the Distinguished Service Medal for the second time. In addition to the Distinguished Flying Cross he is the recipient of numerous national and international aviation and space awards, and has been recognized for his contributions to aerospace safety.
Qualifications: Mr. Readdy brings to the Company tremendous background and experience with NASA, the U.S. Department of Defense and with the aerospace industry in general, which are primary focuses of the Company. He also brings to the Company an extensive knowledge of public policy, program management and contracting matters involving military and space programs.
Dean M. Willard is Chairman and Chief Executive Officer of DSC Renewables, LLC, a company he formed in 2010, that is a leading global provider of industrial-scale, environmentally-friendly photovoltaic power plants for utility companies, private investors, and other customers. Since 2010, Mr. Willard is also a director of KPM Sun GmbH, a wholly-owned subsidiary of DSC Renewables, LLC, that develops, plans, builds, and operates solar power plants. Since January 2007, Mr. Willard has served as Chairman and Chief Executive Officer of Reinhold Industries, Inc., a diversified manufacturer of advanced system composition components. Mr. Willard is also Chairman of the Board for Advanced Chemistry & Technology Inc. (since 2006), a supplier of specialty sealants, adhesives and primers to the aircraft market, Proformance Technology (from 2006 to 2010), a re-manufacturer of automobile engines and parts, and Haas TCM (since 2008), a chemical management services business. Additionally, Mr. Willard serves on a number of other charitable and corporate boards including Sangha Associates, a family owned business which provides equity and management to various corporations.
Qualifications: Mr. Willard brings to the Company exceptional skills in the evaluation and improvement of business units from a financial and operational standpoint, strategic analysis of industries and industry sectors, including several in which the Company is involved, and strong capabilities in financing and mergers and acquisitions transactions.
Class B Directors
Barbara Smith Campbell is President of Consensus, LLC, a company which she founded in 2005 and which provides tax and regulatory monitoring on behalf of Nevada businesses. Prior to starting Consensus, LLC, Ms. Campbell served as a member of the State of Nevada Tax Commission for 5 consecutive terms and as its Chairman from 1996 to 2005. In 1993 she joined Mandalay Resort Group and served as Director of Finance for Mandalay Development. Following a merger between MGM Mirage and Mandalay Resort Group, Ms. Campbell served as Vice President of Finance for MGM Grand Resorts Development until late 2005. Ms. Campbell currently serves as a Trustee for the Donald W. Reynolds Foundation and as an Advisory Board member of Amerco, parent company of U-Haul International, Inc., North America’s largest “do-it-yourself” moving and storage operator. Her past board of directors’ positions include serving as a director of the Federal Home Loan Bank of San Francisco where she served as Chairman of the Audit Committee. Additionally, she has served on numerous charitable and non-profit boards.
Qualifications: As past Chairman of the Nevada Tax Commission, Ms. Campbell brings to the Company over 25 years of experience in the areas of taxation and regulatory matters. In addition, she brings over 30 years of experience in finance, construction and development, having managed over four billion dollars in projects in multiple jurisdictions.
C. Keith Rooker, Esq. was the Executive Vice President of the Company from 1988 to July 1997, and was also a Vice President of the Company from 1985 to 1988 and the Company’s Secretary and General Counsel from 1985 to July 1997. Mr. Rooker, who acts as Managing Partner, has been a Partner in the Las Vegas, Nevada and Salt Lake City, Utah law firm of Rooker Rawlins LLP for more than five years. Rooker Rawlins is terminating its practice, however, Mr. Rooker will continue to practice law in Las Vegas and Salt Lake City, and engage in related business activities.
Qualifications: In addition to his work directly with the Company, as summarized above, Mr. Rooker was legal counsel to the Company from 1969 until he joined the Company’s executive staff in 1985, and was a director of the Company’s predecessor, Pacific Engineering & Production Co. of Nevada from 1973 until joining the Company’s Board in 1988. He brings to the Company and the Board years of knowledge of the Company’s operations, management, products and strategies, as well as strong analytical skills in commercial and financial matters and substantial experience in critical aspects of risk analysis, crisis recovery and management.
Charlotte E. Sibley is a pharmaceutical and biotechnology consultant. Until December 2010, Ms. Sibley was a Senior Vice President of Shire plc, a leading specialty biopharmaceutical company, a position she held since 2005. Ms. Sibley served from 2003 to 2004 as Vice President of Millennium Pharmaceuticals, Inc., an integrated biopharmaceutical company subsequently acquired by Takeda Pharmaceutical Company Limited. Ms. Sibley served as Vice President of Pharmacia Corporation from 1999 to 2003 and held various director positions in the business information and market research units of Bristol-Myers Squibb Company. Ms. Sibley is a member of the Pharmaceutical Executive Editorial Advisory Board, the St. Joseph’s University Executive MBA Advisory Board and the Market Research International Institute. Ms. Sibley was appointed to the Board in accordance with the terms of the Company’s Settlement Agreement, dated as of December 14, 2010, with the Golconda Group. Pursuant to the terms of the Settlement Agreement, the Golconda Group agreed, among other things, to withdraw their director nominations, including of Ms. Sibley, for election at the Annual Meeting and the Company agreed, among other things, to expand the size of the Board from ten to twelve members and to elect each of Ms. Sibley and Mr. Weiner to the Board. In addition, under the terms of the Settlement Agreement, it was agreed that the Board would nominate and recommend to the Company’s stockholders Ms. Sibley for re-election to the Board at the Annual Meeting.
Qualifications: Ms. Sibley brings to the Company extensive experience and expertise spanning over 20 years in building and leading effective insight and analytic functions with major pharmaceutical and biotechnology companies.
Jane L. Williams is the President, Chairman and Chief Executive Officer of TechTrans International, Inc. of Houston, Texas, a provider of technical language support services, a position she has held since 1993. Before founding TechTrans International, Inc., Ms. Williams was a consultant to businesses in the aerospace industry for more than five years. Ms. Williams was a director of Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1995. Additionally, Ms. Williams serves on a number of charitable and not-for-profit boards.
Qualifications: As the founder and CEO of a highly successful international enterprise, Ms. Williams brings to the Company a strong entrepreneurial awareness, a keen insight into financial affairs, practical management skills and experience in negotiations and contracting with U.S. and foreign governments.
Class C Directors
Joseph Carleone, Ph.D. became President and Chief Executive Officer of the Company on January 1, 2010, after serving as President and Chief Operating Officer of the Company since October 15, 2006. Dr. Carleone also currently serves as President of American Pacific Corporation (a Nevada corporation), Ampac-ISP Corp., American Azide Corporation, and Ampac Farms, Inc., as well as a director of Ampac Fine Chemicals Texas, LLC, Ampac ISP Holdings Limited, Ampac ISP UK Westcott Limited, Ampac ISP UK Cheltenham Limited and Ampac ISP Dublin Limited, each direct or indirect wholly-owned subsidiaries of the Company. From September 2007 through December 2009, Dr. Carleone served as a director for Reinhold Industries, Inc., a diversified manufacturer of advanced system composition components. From November 2005 through September 2006, Dr. Carleone served as Senior Vice President and Chief Product Officer of Irvine Sensors Corporation, a designer, developer, manufacturer and seller of vision systems and miniaturized electronic products for defense, security and commercial applications, and from March 2003 through November 2005, he served as a member of the board of directors of Irvine Sensors Corporation. Dr. Carleone also served as President of Aerojet Fine Chemicals LLC, a business unit of GenCorp Inc., and Vice President of GenCorp Inc., a leading technology-based manufacturer of aerospace and defense products and systems with a real estate segment, from September 2000 to November 2005. From 1999 to 2000, he was Vice President and General Manager of Remote Sensing Systems at Aerojet. In addition, he served as Vice President, Operations at Aerojet from 1997 to 2000.
Qualifications: He has held senior executive positions in fine chemicals, aerospace and defense contracting. He brings to the Company this broad and relevant experience as well as significant experience managing a variety of new business ventures and transitioning them into fully operational business units.
Fred D. Gibson, Jr. served as Chief Executive Officer, Chairman of the Board and President of the Company and Chairman and Chief Executive Officer of each of the Company’s subsidiaries, from 1985 to July 1997, and Chairman of the Board of the Company until March 1998. Mr. F. Gibson also currently serves as a director of Ampac-ISP Corp., American Pacific Corporation (a Nevada corporation), American Azide Corporation, and Ampac Farms, Inc., each direct or indirect wholly-owned subsidiaries of the Company. He also served as Chairman, President and Chief Executive Officer of Pacific Engineering & Production Co. of Nevada, the predecessor company to American Pacific Corporation, from April 1966 until May 1988. For more than five years and until July 2002, Mr. F. Gibson was a director of Sierra Pacific Resources (now NV Energy), an electric utility. He has also been a director of Cashman Equipment Company, a distributor of Caterpillar Equipment, for more than five years. For more than five years, Mr. F. Gibson has been a private consultant to the Company, and may provide consultation services on an “as requested” basis in the future. He is the brother of director John R. Gibson and executive officer Linda G. Ferguson.
Qualifications: From his long experience as a director of major enterprises and his exceptional knowledge of the Company, Mr. F. Gibson brings to the Company mature and thoughtful judgment and perspective on developing and pursuing strategic objectives.
Berlyn D. Miller was a director of First National Bank of Nevada and its successor First Interstate Bank of Nevada from 1980 until 1996. Mr. Miller was also a director of Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1995. Mr. Miller was the Chairman, President and Chief Executive Officer of ACME Electric of Las Vegas, Nevada, a construction contractor, until 1997, a position he held for more than five years. He is a member of the Colorado River Commission of Nevada. Since 1997 Mr. Miller has been Chief Executive Officer of Berlyn Miller & Associates, a business development and government relations consulting firm.
Qualifications: Mr. Miller brings to the Company extensive experience with financial institutions, executive business management, business development, construction real estate and governmental, regulatory and legislative affairs.
Bart Weiner, while retired, provides business consultation services. From 2001 to 2008, Mr. Weiner served as President and Group Chief Operating Officer of GfK Healthcare, a leading provider of fully integrated health care marketing research in the U.S. and around the world. GfK Healthcare is part of GfK Group of Nuremberg, Germany, one of the largest market research companies in the world. Mr. Weiner was appointed to the Board in accordance with the terms of the Company’s Settlement Agreement, dated as of December 14, 2010, with the Golconda Group. Pursuant to the terms of the Settlement Agreement, the Golconda Group agreed, among other things, to withdraw their director nominations, including of Mr. Weiner, for election at the Annual Meeting and the Company agreed, among other things, to expand the size of the Board from ten to twelve members and to elect each of Mr. Weiner and Ms. Sibley to the Board. In addition, under the terms of the Settlement Agreement, it was agreed that the Board would nominate and recommend to the Company’s stockholders Mr. Weiner for re-election to the Board at the 2012 annual meeting of stockholders of the Company.
Qualifications: Mr. Weiner brings to the Company over 28 years of experience as a lead consultant and executive with expertise in advising companies on a variety of strategic and marketing development decisions. We believe this experience will provide the Company with a valuable perspective.
BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES AND GOVERNANCE MATTERS
Director Meetings and Independence
During fiscal 2010, the Board and its committees held the following number of meetings: Board, 8; Audit Committee, 8; Compensation Committee, 2; Corporate Governance Committee, 7; Environmental Oversight Committee, 2; Finance Committee, 0; and Retirement Benefits Committee, 2. Each director attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which the director served that were held during fiscal 2010.
It is a policy of the Board to encourage directors to attend each annual meeting of stockholders. Such attendance allows for direct interaction between stockholders and members of the Board. All of the then directors of the Board attended the Annual Meeting, with the exception of Mr. Loeb.
The Board of the Company has determined that each of Ms. Campbell, Mr. Loeb, Mr. Miller, Mr. Rooker, Ms. Sibley, Mr. Weiner, Mr. Willard and Ms. Williams is an “independent director” as defined in Rule 5605(a)(2) of the Rules of The NASDAQ Stock Market LLC (the “NASDAQ Rules”). The Board also has determined that each member of the Corporate Governance Committee, the Compensation Committee and the Audit Committee meets such independent director requirement. In addition, the Board has determined that each member of the Audit Committee is independent within the meaning of Section 10A(m)(3) of the Exchange Act and Rule 10A-3(b)(1) thereunder, and satisfies the requirements for membership in the Audit Committee as set forth in Rule 5605(c)(2)(A) of the NASDAQ Rules and as set forth in the Company’s Amended and Restated Audit Committee Charter, a copy of which is available on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section.
In making its independence determination regarding Mr. Miller, the Board considered that Mr. Miller received $4,400 in fiscal 2010 for additional services to the Board, solely in Mr. Miller’s capacity as a member of the Board, for his attendance at meetings of a research and development roundtable that discusses the Company’s products and related markets. In accordance with the Board’s policy, the payments to Mr. Miller were calculated based on the number of days that he attended such roundtable meetings multiplied by a per diem fee equal in amount to the standard fee received by a director for attendance, in person or by telephone, at a meeting of the Board.
In making its independence determination regarding Mr. Willard, the Board considered that Dr. Carleone served until December 2009 on the board of directors of Reinhold Industries, Inc., the Chairman and Chief Executive Officer of which is Mr. Willard.
In making its independence determination regarding each of Ms. Sibley and Mr. Weiner, the Board considered the terms of the Company’s Settlement Agreement, dated as of December 14, 2010, with the Golconda Group pursuant to which the Company agreed, among other things, to elect each of Ms. Sibley and Mr. Weiner to the Board.
The Company and each director have entered into the Company’s standard form of Indemnification Agreement between the Company and a director, the form of which agreement was previously filed by the Company as Exhibit 3.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2000.
Board Leadership Structure and Board’s Role in Risk Oversight
Our Board retains flexibility to select its Chairman of the Board and our Chief Executive Officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the Chairman of the Board and the Chief Executive Officer may be filled by one individual or two.
The Board currently believes that having Mr. John R. Gibson serve as our non-executive Chairman of the Board and Dr. Carleone, who is also a director, serve as President and Chief Executive Officer is in the best interests of the stockholders. This separation allows the President and Chief Executive Officer to focus his primary efforts and responsibilities on the operational leadership and day-to-day management of the Company, while allowing the Chairman of the Board to focus on leading the Board in its fundamental role of providing advice to and oversight of management. At the same time, given Mr. J. Gibson’s extensive knowledge of, and prior years of service to and experience with, the Company, the current non-executive Chairman of the Board remains a valuable resource to the current President and Chief Executive Officer.
Both the full Board and its committees oversee the various risks faced by the Company. Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the Board and its committees relating to those risks and risk-mitigation efforts.
Board oversight of risk is conducted primarily through the standing committees of the Board, the Chairmen of which are independent directors, with the Audit Committee taking a lead role on oversight of financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks. The Audit Committee also is charged with, among other tasks, oversight of management on the Company’s systems and policies with respect to risk monitoring, assessment and management. Members of the Company’s management, including our Chief Financial Officer and the Director of Internal Audit, periodically report to the Audit Committee regarding risks overseen by the Audit Committee, including quarterly with respect to the Company’s internal controls over financial reporting.
We believe that the structure of the Board’s role in risk oversight of the Company, with the standing committees of the Board taking the lead in such oversight, gives due consideration to the fact that our non-executive Chairman of the Board recently retired from his role as Chief Executive Officer of our Company and primary day-to-day manager of the Company, while at the same time provides a measured approach for our non-executive Chairman of the Board to maintain an active and central leadership role with the full Board.
Board Committees
The Board maintains the following six standing committees, the specific members of which are identified in the preceding table:
Audit Committee. The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, oversees, among other things, the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. A more detailed description of the duties of the Audit Committee is set forth in its charter, which is available to stockholders and others on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section. Please also see the Audit Committee Report found in this proxy statement. The Board has determined that each of Barbara Smith Campbell Jan H. Loeb and Dean M. Willard is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. As noted above, the Board has determined that each of Ms. Campbell and Messrs. Loeb and Willard is independent within the meaning of Section 10A(m)(3) of the Exchange Act and Rule 10A-3(b)(1) thereunder, and satisfies the requirements for membership in the Audit Committee as set forth in Rule 5605(c)(2)(A) of the NASDAQ Rules and as set forth in the Company’s Amended and Restated Audit Committee Charter.
Corporate Governance Committee. The Corporate Governance Committee, which also acts as the Company’s nominating committee and acted as the Company’s compensation committee until May 2010, is currently responsible for, among other things, developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company and the Board, and identifying, reviewing and evaluating individuals qualified to become Board members and recommending to the Board director nominees for election to the Board, and making recommendations to the Board regarding succession planning for executive officers of the Company. The Corporate Governance Committee additionally provides oversight of the Company’s directors and officers’ insurance coverage and participates in developing major strategic and financial objectives for the Company, including, but not limited to, the Company’s strategic plan, annual budget and financial goals. The Corporate Governance Committee also has the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors, including consultants. In addition, the Corporate Governance Committee may delegate its authority to subcommittees, if and when formed. The Charter of the Corporate Governance Committee is available to stockholders and others on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section.
Compensation Committee. The Compensation Committee was established by the Board in May 2010, taking over compensation responsibilities previously addressed by our Corporate Governance Committee. The Compensation Committee, like the Corporate Governance Committee before it, is responsible for, among other things, discharging the Board’s responsibilities relating to the compensation of the Company’s executive officers and directors and administering the Company’s incentive-compensation and equity-based plans, including reviewing and evaluating the executive officer compensation program to align the interests of the executive officers with the business and financial goals of the Company, reviewing, evaluating and designing a director compensation package of a reasonable total value and aligned with long-term stockholder interests, and reviewing and approving incentive compensation plans and equity-based plans and administering and making awards under such plans. The Compensation Committee also has the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors, including consultants. It also may delegate its authority to subcommittees, if and when formed, and, in the case of individuals who are not directors or executive officers of the Company, the Compensation Committee may delegate authority to senior management to administer and make awards under the Company’s incentive-compensation plans and equity-based plans as in effect and adopted from time to time by the Board, subject to any applicable limitations under applicable law. Each member of the Compensation Committee meets the definition of “non-employee director” under Rule 16b-3 under the Act, and the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, for “outside directors.” The Charter of the Compensation Committee is available to stockholders and others on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section.

In accordance with its Charter, the Compensation Committee, like the Corporate Governance Committee before it, from time to time, solicits information and, as appropriate, recommendations from management of the Company with respect to executive officer and director compensation, although the ultimate determination and any recommendations to the Board remain with the Compensation Committee.
In the case of the executive officers, the Compensation Committee follows, as the Corporate Governance Committee did previously, the following process for the consideration and determination of executive compensation.
Compensation Considerations. The committee considers, with respect to each of the Company’s executive officers, the total compensation that may be awarded, including base salary, annual incentive compensation, long-term incentive compensation, and other benefits, such as perquisites and other personal benefits, available to each executive officer or that may be received by such executive officer under certain circumstances, including compensation payable upon termination of the executive officer under an employment agreement or severance agreement (if applicable). The committee also considers the accounting, tax and other effects, if any, of each such element of compensation to each executive officer. To assist the committee in its review of executive compensation, the Company’s Human Resources Department, under the direction of management, annually provides to the committee compensation data compiled from a pre-determined “peer group” of companies.
Using data from the applicable peer groups of companies, the committee assesses the compensation practices of each of the peer companies, including components of compensation, and compensation levels within each component. This data is then compared to the total compensation and individual elements of the Company’s compensation, as applicable, for the executive officers in order to provide a starting point for assessing and determining the Company’s compensation program, as applicable, for such executive officers. The peer group comparative compensation information is only one of a number of factors used in setting executive officer compensation.
The committee retains considerable discretion to structure and adjust compensation with respect to both individual executive officers and the executive officers as a group. It does not follow a formulaic approach toward setting compensation or comparing executive officers’ compensation to executive officers within the applicable peer group of companies. Further, the committee generally believes that it is very difficult, given the unique nature, business segments and overall operation and structure of the Company, to use a formula to reflect all of the factors that should be taken into account in setting compensation of the executive officers. Consequently, the committee does not aim to set target compensation levels at a particular percentile of compensation of the Company’s peer group of companies, but rather seeks to use peer group data as a foundation on which to build a better understanding of pay practices and current trends and, ultimately, to establish a compensation program that is competitive.
Base Salary. Each executive officer’s base salary is typically reviewed annually as part of the Company’s performance evaluation process as well as upon a promotion or other change in job responsibility. The committee reviews base salary compensation levels for all executive officers by assessing (i) the current rate of compensation then being paid by the Company to each executive officer, (ii) the compensation levels and salary trends for comparable positions within the applicable peer group of companies, (iii) the executive officer’s qualifications and experience level, (iv) each executive officer’s past performance and contribution to the Company, (v) future performance expectations, and (vi) management’s recommendations with respect to executive officers other than the Chief Executive Officer. In addition, as an overall factor in approving base salaries, the committee considers the Company’s continuing focus on general cost containment and the general business and economic environment with respect to the Company and businesses generally, including the Company’s current and anticipated financial results. The relative weight given to each of these factors varies with each individual as the committee deems appropriate.
Annual Incentive Compensation. The Company’s compensation program includes annual incentive compensation, in particular the potential for annual cash compensation which is at risk and dependent upon financial or other performance targets (the “Annual Incentive Bonus”). Such Annual Incentive Bonus is generally made in accordance with the American Pacific Corporation Incentive Compensation Plan (the “Incentive Plan”), which was adopted by the Board in March 2008.

The purpose of the Incentive Plan is to provide an incentive for executive officers and certain other employees of the Company and its divisions and subsidiaries to meet or surpass the financial and performance goals of the Company for a particular fiscal year, including to (i) increase profitability of the Company, (ii) support achievement of the Company’s annual business plan, (iii) help ensure a competitive compensation program vis-à-vis other companies, (iv) provide an essential and meaningful pay-for-performance element within the Company’s compensation program, and (v) achieve the highest level of performance to further the Company’s goals, objectives, and strategies.
Under the terms of the Incentive Plan, the committee selects the executive officers who shall participate in the Incentive Plan with respect to the particular fiscal year. In addition, under the terms of the Incentive Plan, either the committee or the Board determines the financial targets of the Company, the achievement of which shall result in the payment of an Annual Incentive Bonus to an executive officer. However, the committee must subsequently approve any actual payment of an Annual Incentive Bonus to an executive officer. Moreover, any payment of such Annual Incentive Bonus may only be made following the completion of audited financial statements for the Company for the fiscal year to which the Annual Incentive Bonus relates. The committee retains authority and discretion to determine whether the financial effects of unique or infrequent activities of the Company are to be included in the Company’s financial results for the purposes of measuring achievement of financial targets and the committee also retains authority and discretion to reduce or eliminate any Annual Incentive Bonus otherwise payable pursuant to the terms of the Incentive Plan in such manner as it may determine in any particular fiscal year. Further, the committee may consult with the Board or management or may seek ratification by the Board (excluding the Chief Executive Officer) with respect to actions in connection with the Incentive Plan.
Long-term Incentives. Generally, equity awards are designed to advance the long term interests of the Company by (i) attracting and retaining executive officers, (ii) aligning the long term interests of executive officers with those of the Company’s stockholders, (iii) further encouraging the sense of proprietorship in the Company by providing executive officers an opportunity to build a meaningful equity position in the Company and (iv) stimulating an active interest of executive officers in the development and financial success of the Company by providing them with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business, thereby increasing stockholder value.
The committee typically determines equity-based grants under the 2008 Stock Incentive Plan during the first quarter of a fiscal year, in particular to align such awards with the Company’s newly adopted business plan for the fiscal year and to maximize the incentivizing effect on recipients to promote the long-term success of the Company’s business over the remainder of the then current fiscal year and through subsequent fiscal years during which any such equity awards are vesting. Additional equity awards may be granted to executive officers from time to time at the discretion of the committee, such as in connection with a promotion or increase in job responsibilities.
The size and type(s) of equity awards under the 2008 Stock Incentive Plan are determined by the committee, based, in the case of executive officers other than the Chief Executive Officer, upon recommendations from the Chief Executive Officer to the committee. The size of equity awards are set at levels that are intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods and his or her potential for future responsibility and success with the Company. The type(s) of equity awards, and mix of different forms of equity awards (as applicable), such as the mix of stock options and restricted stock, are determined based on general trends in the marketplace, including (in some cases) equity award trends among the Company’s applicable peer group of companies. The relevant weight given to each of these factors varies from individual to individual.
Other Benefits. The Company provides certain executive officers with perquisites and other personal benefits that the Company and the committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain superior employees for key positions, align our compensation program with competitive practices of other companies, and to aid executive officers in their execution of Company business. Perquisites and other benefits represent a small part of the Company’s overall compensation package. The committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers.

Compensation Determinations. Compensation for the Chief Executive Officer is reviewed, evaluated and approved by the committee without the presence or participation of the Chief Executive Officer. The committee’s decision with respect to awards of, or changes in, compensation to be paid to the Chief Executive Officer may, in certain cases, also be submitted to the Board (excluding the Chief Executive Officer) for additional approval and ratification.
With regard to the compensation paid to executive officers other than the Chief Executive Officer, management assists the committee by, among other things: evaluating employee performance; recommending business performance targets and objectives; and recommending salary levels and equity awards (if applicable). The Chief Executive Officer and Vice President-Administration work with the committee, and participate in committee meetings at the committee’s request, to provide, among other things: background information regarding the Company’s strategic objectives; the Chief Executive Officer’s evaluation of the performance of the other executive officers; and the Chief Executive Officer’s compensation recommendations as to each of the other executive officers, including with respect to base salary adjustments, short and long-term incentives and other benefits. Following the review of recommendations of the Chief Executive Officer, the committee takes such action regarding compensation as it deems appropriate, which may include concurring with the Chief Executive Officer’s recommendations, or proposing adjustments to such recommendations, prior to the committee giving its approval to such executive officers’ compensation. The committee’s compensation determinations with respect to awards of, or changes in, compensation for each executive officer may, in certain cases, also be submitted to the Board (excluding the Chief Executive Officer) for approval and ratification.
Environmental Oversight Committee. The Environmental Oversight Committee oversees the Company’s compliance with applicable environmental, safety and health standards, statutes and regulations.
Finance Committee. The Finance Committee oversees special finance related transactions on an as needed basis as determined by the Board.
Retirement Benefits Committee. The Retirement Benefits Committee administers the Company’s defined benefit pension plans, the supplemental executive retirement plan and the 401(k) plans, and oversees the performance of the managers of pension plan assets.
DIRECTOR COMPENSATION DETERMINATIONS AND CONSIDERATIONS
Non-employee directors’ compensation generally is determined and awarded by the Board. Until May 2010, the Corporate Governance Committee acted as, among other roles, our compensation committee. From May 2010, a separately designated Compensation Committee was established and given responsibility for compensation committee matters. These matters include, among others, reviewing, evaluating and designing a director compensation package of a reasonable total value, typically based on comparisons with similar firms, and aligned with long-term interests of the stockholders of the Company, and reviewing director compensation levels and practices and recommending to the Board, from time to time, changes in such compensation levels and practices. These matters also include making equity awards to non-employee directors from time to time under the Company’s equity plans. As part of these responsibilities, the committee may request that management of the Company provide it and the Board with recommendations on non-employee director compensation and/or common director compensation practices, although the committee retains its ultimate authority to make recommendations to the Board and, in the case of equity awards, take compensatory actions.
Further, the committee periodically reviews benchmarking assessments and other factors in order to assess the level of compensation to non-employee directors, in part as a basis, as and when required, for attracting qualified candidates for future Board service and for reinforcing our practice of encouraging stock ownership by our directors.
In early fiscal 2010 the Corporate Governance Committee, in its then role as our compensation committee, determined, in furtherance of the Board’s previously adopted policy pertaining to stock ownership by directors, to make certain equity awards to the non-employee directors. In particular, the committee awarded each of the non-employee directors, other than Mr. J. Gibson who was an employee until December 31, 2009, options to purchase up to 5,000 shares of common stock under the 2008 Stock

Incentive Plan at a per share exercise price of $7.15, that vest in 3 approximately equal annual installments, which vesting began on November 10, 2010.
Thereafter, the compensation for non-employee directors was assessed by our newly formed Compensation Committee in late fiscal 2010, and the Compensation Committee then determined that no further changes to the existing compensation levels of non-employee directors were warranted, with the exception of setting an annual retainer fee for the Compensation Committee Chairman at $3,000, for the newly formed Compensation Committee, commencing July 1, 2010.
Our directors who are also employees of the Company or its subsidiaries do not receive any additional compensation for their service as directors. Consequently, for fiscal 2010, Dr. Carleone received no compensation for his service on the Board, and Mr. J. Gibson was only compensated as a non-employee director after his retirement from the Company on December 31, 2009. For information regarding the compensation of Dr. Carleone and Mr. J. Gibson, see “Executive Compensation” below.
DIRECTOR COMPENSATION (FISCAL 2010)
The non-employee directors are compensated primarily in cash by way of annual retainer fees (payable in quarterly installments), fees for meeting attendance or the performance of similar services in the individuals’ capacities as directors or members of Board committees, and additional fees for individuals serving as a committee chairman. Furthermore, to the extent the Company has a non-executive Chairman of the Board of Directors, such individual receives a separate annual retainer for services in such role. Additionally, non-employee directors may receive stock options, restricted stock, restricted stock units or stock appreciation rights, to enable them to build a meaningful equity position in the Company and align their interests with our stockholders’ interests. Board members are reimbursed for expenses incurred in attending Board and committee meetings, for performing other services for the Company in their capacities as directors or members of Board committees and for attending other Company-related events, including travel, hotel accommodations, meals and other incidental expenses for the director in connection with such events. Particular non-employee director(s) may be requested by the Chairman of the Board to provide additional services to the Board, in each case solely in each such director’s capacity as a member of the Board, for which such director receives a per diem fee for providing such services equal in amount to the standard fee received by a director for attendance, in person or by telephone, at a meeting of the Board (currently $1,100 per meeting attended). Some of our non-employee directors may provide, and certain non-employee directors have provided in the past, limited consultation services to the Company in addition to their regular Board-related duties.
The following table provides compensation information for fiscal 2010 for each non-employee member of our Board, other than John R. Gibson, Chairman of the Board, who only became a non-employee director on January 1, 2010 due to his retirement from the Company. Mr. J. Gibson’s compensation is reflected in the Summary Compensation Table under “Summary Compensation (Fiscal 2010)” for named executive officers below.

					Nonqualified
					Deferred
	Fees Earned	Stock	Option	Non-Equity	Compensation	All Other
	or Paid in	Awards	Awards	Incentive Plan	Earnings	Compensation	Total
Name	Cash ($)(1)	($)	($)(2)	Compensation ($)	($)	($)	($)
Barbara Smith Campbell	$48,650	N/A	$18,112	N/A	N/A	—	$66,762
Fred D. Gibson, Jr.	$42,000	N/A	$18,112	N/A	N/A	—	$60,112
Jan H. Loeb	$52,600	N/A	$18,112	N/A	N/A	—	$70,712
Berlyn D. Miller	$56,600	N/A	$18,112	N/A	N/A	$4,400 (3)	$79,112
William F. Readdy	$39,300	N/A	$18,112	N/A	N/A	$112,500 (4)	$169,912
C. Keith Rooker, Esq.	$52,600	N/A	$18,112	N/A	N/A	—	$70,712
Dean M. Willard	$53,100	N/A	$18,112	N/A	N/A	—	$71,212
Jane L. Williams	$59,900	N/A	$18,112	N/A	N/A	—	$78,012

(1)	For fiscal 2010, each of our non-employee directors received the following cash compensation for their service as a director: $7,500 retainer fee per quarter; $1,100 for each Board meeting attended in person or by telephone or for the performance of similar services in such individual’s capacity as a director; and $800 for each Board committee meeting attended in person or by telephone or for the performance of similar services in such individual’s capacity as a member of a Board committee. The non-executive Chairman of the Board receives an additional annual retainer of $100,000 paid in quarterly installments. In addition to meeting fees as a member of a Board committee, each Board committee Chairman also received, in consideration for their chairmanship’s responsibilities, additional annual retainer fees, paid in quarterly installments, as follows: Audit Committee Chairman, $8,000; Compensation Committee Chairman, $3,000; Corporate Governance Committee Chairman, $5,000; Environmental Oversight Committee Chairman, $1,000; Retirement Benefits Committee Chairman, $1,000; and Finance Committee Chairman, $500. Our non-employee directors are also reimbursed for expenses incurred in attending Board and committee meetings, for performing other services for the Company in their capacities as directors or members of Board committees and for attending other Company related events, including travel, hotel accommodations, meals and other incidental expenses for the director in connection with such events.

(2)	Represents the aggregate grant date fair value dollar amount computed in accordance with FASB ASC Topic 718 for awards granted in fiscal 2010. The assumptions used in determining the dollar values are set forth in Note 2 of our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2010. Each director was awarded an option on November 10, 2009 to purchase up to 5,000 shares of common stock of the Company under the 2008 Stock Incentive Plan, with an exercise price of $7.15 per share. As of the end of fiscal 2010, each of the following directors held awards of stock options to purchase shares of our common stock in the aggregate amounts set forth in the table below, subject to the terms of their award agreements:

Aggregate Number of
Stock Options
Name	(#)
Barbara Smith Campbell	5,000
Fred D. Gibson, Jr.	43,571
Jan H. Loeb	13,571
Berlyn D. Miller	43,571
William F. Readdy	5,000
C. Keith Rooker, Esq.	28,571
Dean M. Willard	13,571
Jane L. Williams	28,571

(3)	Mr. Miller received $4,400 in fiscal 2010 for additional services to the Board, solely in Mr. Miller’s capacity as a member of the Board, for his attendance at meetings of a research and development roundtable that discusses the Company’s products and related markets. In accordance with the Board’s policy, the payments to Mr. Miller were calculated based on the number of days that he attended such roundtable meetings multiplied by a per diem fee equal in amount to the standard fee received by a director for attendance, in person or by telephone, at a meeting of the Board.

(4)	The Company entered into a Consulting Agreement, dated November 14, 2009, with Discovery Partners International LLC, the Managing Partner of which is Mr. Readdy, for as-needed and as requested consulting services through November 14, 2011 pursuant to which the Company has agreed to pay Discovery Partners International LLC $2,500 per day, plus reimbursement for all reasonable expenses, for each full day of consulting service to or for the Company, provided, that in no event shall the Company be obligated to, or otherwise pay, aggregate compensation in any fiscal year of the Company equal to or in excess of $120,000 under such Consulting Agreement without the Company’s express prior written approval to provide such service in excess of such amount.
BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL NO. 1.
In the event any director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by our Board to fill the vacancy. Proxies received will be voted “FOR” the nominees named above, unless marked to the contrary. Proxies may not be voted for a greater number of persons than the number of nominees named.

VOTE REQUIRED
Election of each director requires the affirmative vote of 80% or more of the shares of common stock present in person or represented by proxy, entitled to vote on the matter and voting. Our stockholders may not cumulate votes in the election of directors. In the event that a nominee(s) does not receive the required affirmative vote, the incumbent director(s) will remain in office until the next annual meeting of stockholders. Prior to the next annual meeting of stockholders, the Corporate Governance Committee will make recommendations to the Board for nominees to fill any previously unelected and/or open seats within the Class, which will then stand for election for a one-year term in the case of Class A directors, or a two-year term in the case of Class B directors, along with the next Class (Class C directors), which will stand for election for a term of three years.
PROPOSAL NO. 2 — AMENDMENT OF THE COMPANY’S RESTATED
CERTIFICATE OF INCORPORATION, AS AMENDED, TO REPLACE THE 80%
VOTE REQUIREMENT FOR DIRECTOR ELECTIONS WITH A SIMPLE
MAJORITY VOTE REQUIREMENT
In September 2010, our Board voted unanimously to approve an amendment to our Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement. In addition, the Board voted unanimously to declare the advisability of the amendment to the Company’s stockholders.
CURRENT 80% VOTING REQUIREMENT
Our Restated Certificate of Incorporation, as amended, currently provides that the election of directors requires the affirmative vote of 80% or more of the shares of common stock present in person or represented by proxy, entitled to vote on the matter and voting. In the event that nominees of a Class (or Classes) of directors standing for election do not receive the affirmative vote of 80% of such shares present and voting, the incumbent directors remain in office until the next annual meeting, at which time such Class (or Classes) and the next Class stand for election.
REASONS FOR AND EFFECT OF THE IMPLEMENTATION OF A SIMPLE MAJORITY VOTE REQUIREMENT
As a part of its ongoing review of our corporate governance, the Board considered the current business environment in which the Company operates as well as the views of certain stockholders of the Company and thereafter determined that it is in the best interest of the Company and our stockholders to reduce the 80% vote requirement to a simple majority vote requirement in director elections. The Board believes that the adoption of a majority vote requirement will continue to reinforce director accountability by requiring a majority affirmative vote “FOR” the director to be elected, while at the same time reducing the occurrence of unnecessary re-elections where directors, although they have received a majority of the votes cast in an election, fail to attain the super-majority threshold of 80% of the votes cast. By implementing the majority vote requirement, it is anticipated that the number of cases of directors having to holdover, where there is clear majority support for the directors, will be reduced.
PROPOSED IMPLEMENTATION OF MAJORITY VOTE STANDARD
The implementation of the majority vote standard requires an amendment to our Restated Certificate of Incorporation, as amended. This amendment consists of replacing language in Article VI of the Restated Certificate of Incorporation, as amended, which principally relates to the 80% voting requirement, with language that refers to a majority vote requirement.
In particular, the following language would be deleted:
“Election of directors at an annual meeting of stockholders shall, subject to the provisions and powers of any Preferred Stock hereinafter issued, be by the affirmative vote of the holders of not less than 80% of the shares of Common Stock present in person or by proxy (i.e., 80% of the total votes cast in the election of directors). In the event no class of nominees which is running for election at an annual meeting receives the requisite amount of votes to be elected at such meeting, the incumbent directors of such class shall remain in office until the next annual meeting.”
The following language would be inserted in replacement of the above deleted language:
“Each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present. In the event a director who is running for election at an annual meeting does not receive the requisite amount of votes to be elected at such meeting, the incumbent director shall remain in office until the next annual meeting.”
     The text of the revised Article VI, marked with the proposed changes, is attached as Annex A to this proxy statement. If approved by our stockholders, this amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of Delaware (which is expected to occur promptly following the Annual Meeting).
As part of its approval of the proposed amendment of the Restated Certificate of Incorporation, as amended, the Board also unanimously resolved that, should the stockholders approve the foregoing amendment of the Restated Certificate of Incorporation, as amended, the Board will consider and approve amendments to the Corporation’s Amended and Restated By-laws consistent with such amendment to the Restated Certificate of Incorporation, as amended. The Board anticipates taking up such consideration and action, if applicable, at a regularly scheduled meeting of the Board following the Annual Meeting.
BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO REPLACE THE 80% VOTE REQUIREMENT FOR DIRECTOR ELECTIONS WITH A SIMPLE MAJORITY VOTE REQUIREMENT.
VOTE REQUIRED
Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of the Company entitled to vote thereon.
PROPOSAL NO. 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.
As described in detail above under “Compensation Committee” and below under the heading "Compensation Philosophy and Objectives” and in the Summary Compensation Table under “Summary Compensation (Fiscal 2010)” and accompanying footnotes, our executive compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success. Accordingly, our named executive officers are rewarded to the extent of achievement of specific annual goals as well as for the realization of increased long-term stockholder value. Please read the sections "Compensation Committee”, and “Compensation Philosophy and Objectives” and please review the Summary Compensation Table under “Summary Compensation (Fiscal 2010)” and footnotes for additional details about our executive compensation program.
In addition, over the past several years the Company has faced a severe economic downturn and the resulting impact on the Company’s business. Accordingly, the Compensation Committee and, prior to its establishment, the Corporate Governance Committee believe that they have adopted a responsible approach to executive compensation that allows the Company to retain its executive talent while remaining committed to our core compensation philosophy of paying for performance and aligning executive compensation with stockholder interests. The Compensation Committee and, prior to such committee’s establishment, the Corporate Governance Committee have taken several actions to align executive compensation with stockholder interests in this challenging environment. For example:

•	the base salary of our President was kept unchanged in the fiscal year ended September 30, 2009 (“fiscal 2009”) and only was increased in fiscal 2010 following his taking on the position and added responsibilities of our Chief Executive Officer;

•	the base salaries of our other named executive officers were not increased during fiscal 2009 and only were increased for the first time in the latter half of fiscal 2010; and

•	as a result of the Company’s financial performance in each of fiscal 2009 and fiscal 2010, none of our named executive officers were awarded Annual Incentive Bonuses for either fiscal 2009 or fiscal 2010.
Despite these necessary actions, the Corporate Governance Committee and, following its establishment, the Compensation Committee have been able to retain key executives who believe in the long-term prospects of the Company and are willing to tie their compensation to achieving the reasonable performance goals established by the Compensation Committee.
The Board believes the Company’s executive compensation program is well tailored to retain key executives while recognizing and continuing to align it with stockholder interests.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, program and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table (Fiscal 2010) and the other related tables and disclosure.
BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC SET FORTH IN THIS PROPOSAL NO. 3.
VOTE REQUIRED
Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy and cast on the proposal.
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
PROPOSAL NO. 4 — ADVISORY VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal No. 3 of this proxy statement. By voting on this Proposal No. 4, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.
After careful consideration of this Proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.
In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.
RESOLVED, that, with respect to the resolution on the frequency of holding an advisory vote on executive compensation, the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Summary Compensation Table and the other related tables and disclosure).
BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE OPTION OF ONCE EVERY ONE YEAR AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC SET FORTH IN THIS PROPOSAL NO. 4.
VOTE REQUIRED
The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board or the Corporate Governance Committee may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

EXECUTIVE COMPENSATION
NAMED EXECUTIVE OFFICERS
The following table sets forth the name, age (as of January 13, 2011) and position of our named executive officers (the “NEOs”) for fiscal 2010.

Name	Age	Position
Joseph Carleone, Ph.D.	64	President & Chief Executive Officer(1)
Dana M. Kelley	47	Vice President, Chief Financial Officer & Treasurer
Aslam Malik, Ph.D.	51	President, Ampac Fine Chemicals LLC
John R. Gibson	73	Chairman of the Board & Former Chief Executive Officer(1)

(1)	Effective December 31, 2009, Mr. J. Gibson retired as Chief Executive Officer, while continuing as non-executive Chairman of the Board, and, effective January 1, 2010, Dr. Carleone became Chief Executive Officer of the Company in addition to remaining in his role as President.
The information provided below is biographical information about each NEO, excluding Mr. J. Gibson and Dr. Carleone. For information concerning Mr. J. Gibson and Dr. Carleone, see “Board Nominees” above.

•	Dana M. Kelley was appointed Vice President, Chief Financial Officer and Treasurer of the Company, effective as of October 1, 2006. Ms. Kelley was the acting Chief Financial Officer from March 2006 through September 2006, and Director of Finance from February 2006 through March 2006. Ms. Kelley performed financial consulting for the Company from July 2005 until February 2006. Ms. Kelley was employed by Shuffle Master, Inc., a gaming supply company, as Vice President of Finance and Corporate Controller from May 2002 through April 2005; UNOVA, Inc. as Corporate Controller from September 1999 through April 2002; and Deloitte & Touche LLP from September 1991 through September 1999, where she attained the position of Audit Senior Manager. Ms. Kelley also currently serves as Chief Financial Officer and Treasurer of Ampac-ISP Corp. and American Pacific Corporation (a Nevada corporation), Treasurer of American Azide Corporation and Ampac Farms, Inc., director of Ampac Fine Chemicals Texas, LLC and manager of Energetic Additives Inc., LLC, each of which is a direct or indirect wholly-owned subsidiary of the Company.

•	Aslam Malik, Ph.D. has served as the President of the Company’s wholly-owned subsidiary, Ampac Fine Chemicals LLC, since December 2005. Dr. Malik also currently serves as President of Ampac Fine Chemicals Texas, LLC, a wholly-owned subsidiary of the Company. From 2003 to November 2005, Dr. Malik served as Vice President of Technology and Business Development of Aerojet Fine Chemicals LLC, a business unit of GenCorp Inc. and Vice President of GenCorp Inc., a leading technology-based manufacturer of aerospace and defense products and systems with a real estate segment. From August 2000 through July 2003, Dr. Malik served as a Director of Research and Development of Aerojet Fine Chemicals LLC.

In addition to the above NEOs, the Company has two other executive officers. The information provided below is biographical information about such officers, including age as of January 13, 2011.
•	Linda G. Ferguson, age 68, has served as the Company’s Vice President-Administration since 1997 and Secretary since May 2005. Additionally, she was Assistant Corporate Secretary from 1997 until 2005. Ms. Ferguson also currently serves as Secretary of each of the Company’s direct and indirect wholly-owned subsidiaries, other than Energetic Additives Inc., LLC. Ms. Ferguson has been employed by the Company since 1985 and served as the Vice President, Human Resources and Secretary for Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1994, and as Assistant Secretary of that subsidiary from 1995 until 1997. Prior to joining the Company, Ms. Ferguson was employed as a business teacher in secondary schools and colleges in Colorado and Nevada. Ms. Ferguson is the sister of directors John R. Gibson and Fred D. Gibson, Jr.

•	Robert Huebner, age 57, has been the Company’s Vice President-Ampac ISP since October 1, 2004. Ampac-ISP Corp. was formerly the liquid propulsion division of Atlantic Research Corporation, a subsidiary of Aerojet-General Corporation, a developer and manufacturer of propulsion systems for defense and space applications, armament systems for precision tactical weapon systems and munitions applications, where Mr. Huebner served as Vice President from October 2003 through September 2004. Mr. Huebner also served in the capacity of Managing Director (1999-2001), Director of Program Management (2001-2002), and Vice President (2002-2003) for Atlantic Research Corporation, when it was a subsidiary of Sequa Corporation. Mr. Huebner also currently serves as a director of Ampac ISP UK Westcott Limited, Ampac ISP Holdings Limited, Ampac ISP UK Cheltenham Limited and Ampac ISP Dublin Limited, each of which is an indirect wholly-owned subsidiary of the Company.
In accordance with our Amended and Restated By-laws, each executive officer is chosen by the Board and holds office until the first meeting of the Board after the Company’s next annual meeting of stockholders and until a successor has been elected and qualified or until such officer’s earlier death, resignation or removal.
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our executive compensation philosophy seeks to align the individual interests of the NEOs with the business and financial goals and performance of the Company by rewarding executive officer performance that reaches or exceeds established goals, with the ultimate objective of improving stockholder value. Toward that end, the Company’s executive compensation is designed to: (1) attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company; (2) promote a performance-oriented environment that encourages both Company and individual achievement; (3) reward executive officers for long-term strategic management and the enhancement of stockholder value; and (4) provide levels of total compensation that are competitive with those provided by other companies with which the Company may compete for executive talent.
To achieve these objectives, our fiscal 2010 compensation program relied on base salary, annual incentive compensation and long-term incentive compensation. We believe this structural design of the Company’s compensation program rewards each NEO’s individual contributions to the Company, as well as the NEO’s impact and involvement in the Company’s present and future performance, by combining both short-term and long-term elements that encourage and reward individual and Company performance and foster overall increases in stockholder value. It achieves this result in two ways.
First, it ties Annual Incentive Bonuses of NEOs to meeting or surpassing the Company’s financial objectives for the fiscal year. In particular, the fiscal 2010 compensation program established rewards for NEOs to achieve or exceed the Company’s Adjusted EBITDA objectives, which the Company believes are significant indicators of the Company’s overall performance. However, Company-wide measures may not, in all cases, fully reflect the individual performance and contributions made by a particular NEO. Consequently, in certain cases, business-segment objectives may be appropriate for certain NEOs and, accordingly, such NEOs may have objectives that are based on meeting or exceeding business plan objectives for a particular business segment. As a result, in the case of one NEO, the fiscal 2010 compensation program was tied to Adjusted EBITDA objectives relating to the Company’s Fine Chemicals segment.
Second, it ties the majority of the value of equity awards to the achievement of the overall, long-term success of the Company. In particular, the fiscal 2010 compensation program included awards of stock options and of restricted stock for NEOs, the combined effect of which is designed to incentivize NEOs to seek to increase long-term stockholder value in the Company. Given their multi-year vesting periods, the Company’s equity awards will provide the greatest value and, in the case of stock options, a positive return to a NEO if the market price of the shares appreciates over the award term and only if the NEO remains employed by the Company through the vesting period.

SUMMARY COMPENSATION (FISCAL 2010)
The following table includes information concerning compensation for the fiscal year ended September 30, 2010, in reference to the NEOs, which includes required disclosure related to the two individuals who have acted as our Chief Executive Officer during fiscal 2010, and the two other most highly compensated executive officers of the Company. With respect to our former Chief Executive Officer who retired December 31, 2009, disclosure is also provided with respect to his continuing role as our non-executive Chairman of the Board.
SUMMARY COMPENSATION TABLE

						Non-Equity	Non-qualified
						Incentive	Deferred
						Plan	Compen-	All Other
				Stock	Option	Compen-	sation	Compen-
Name and		Salary	Bonus	Awards (1)	Awards (2)	sation (3)	Earnings	sation (4)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Joseph Carleone,	2010	$446,476	—	$50,050	$36,225	—	—	$19,827	$552,578
Ph.D.	2009	$395,025	—	$56,250	$110,988	—	—	$19,592	$581,855
President & Chief Executive Officer
Dana M. Kelley	2010	$223,825	—	$35,750	$36,225	—	—	$17,121	$312,921
Vice President,	2009	$210,738	—	$45,000	$55,494	—	—	$17,103	$328,335
Chief Financial Officer & Treasurer
Aslam Malik, Ph.D.	2010	$254,448	—	$35,750	$18,112	—	—	$12,050	$320,360
President, Ampac	2009	$251,849	—	$45,000	$27,747	—	—	$10,958	$335,554
Fine Chemicals LLC
John R. Gibson	2010	$165,015	—	$71,500	$54,576	—	—	$112,997	$404,088 (5)
Chairman & Former	2009	$495,045	—	$56,250	$110,988	—	—	$27,916	$690,199
Chief Executive Officer

(1)	Represents the aggregate grant date fair value dollar amount computed in accordance with FASB ASC Topic 718 for awards granted in fiscal 2010. The assumption used in determining the dollar values is set forth in Note 2 of our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2010. Each NEO was awarded on November 10, 2009 restricted shares of common stock of the Company under the 2008 Stock Incentive Plan, as follows: Dr. Carleone, 7,000 shares; Ms. Kelley, 5,000 shares; Dr. Malik, 5,000 shares; and Mr. J. Gibson, 10,000 shares. Each award vests in 3 approximately equal annual installments, which vesting began on November 10, 2010, provided that, upon a recipient’s normal retirement, all otherwise then unvested shares as of such date with respect to the award shall become immediately vested as of immediately prior to such recipient’s retirement from continuous service for such normal retirement. For purposes of each award, normal retirement is defined as retirement from continuous service to the Company or any subsidiary as an employee, director or consultant on or after the normal retirement date specified in the applicable pension plan of the Company or subsidiary or if no such pension plan, age 65. Please see the discussion below under “Equity Compensation Plans” and “Employment, Change-of-Control and Severance Agreements” for more information regarding the terms of awards under the 2008 Stock Incentive Plan and the effect of any change-of-control or severance arrangements of the NEOs on such awards.

(2)	Represents the aggregate grant date fair value dollar amount computed in accordance with FASB ASC Topic 718 for awards granted in fiscal 2010.The assumptions used in determining the dollar values are set forth in Note 2 of our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2010. Each NEO was awarded on November 10, 2009 an option to purchase shares of common stock of the Company under the 2008 Stock Incentive Plan, with an exercise price of $7.15 per share, as follows: Dr. Carleone, 10,000 shares; Ms. Kelley, 10,000 shares; Dr. Malik, 5,000 shares; and Mr. J. Gibson, 15,000 shares. Each option vests in 3 approximately equal annual installments, which vesting began on November 10, 2010, provided that, upon a recipient’s normal retirement, all otherwise then unvested options as of such date with respect to the award shall become immediately vested as of immediately prior to such recipient’s retirement from continuous service for such normal retirement. For purposes of each award, normal retirement is defined as retirement from continuous service to the Company or any subsidiary as an employee, director or consultant on or after the normal retirement date specified in the applicable pension plan of the Company or subsidiary or if no such pension plan, age 65. Please see the discussion below under “Equity Compensation Plans” and “Employment, Change-of-Control and Severance Agreements” for more information regarding the terms of awards under the 2008 Stock Incentive Plan and the affect of any change-of-control or severance arrangements of the NEOs on such awards.

(3)	As in prior fiscal years, our fiscal 2010 compensation program included annual incentive compensation, in particular the potential for Annual Incentive Bonuses. For fiscal 2010 such Annual Incentive Bonuses were made in accordance with the Incentive Plan, which was adopted by the Board in March 2008. For fiscal 2010, Incentive Plan performance targets and potential bonus amounts for the NEOs were initially approved by the Corporate Governance Committee who had oversight over executive compensation matters prior to the establishment of our Compensation Committee in May 2010. The performance targets for the NEOs consisted of minimum, middle and target levels of consolidated Adjusted EBITDA, in the case of Dr. Carleone and Ms. Kelley (the “Consolidated Targets”), and Fine Chemicals segment Adjusted EBITDA, in the case of Dr. Malik (the “AFC Targets”), to be achieved by the Company and its business segments for fiscal 2010. Adjusted EBITDA is defined as net income (loss) before income tax expense (benefit), interest expense, debt repayment charges, depreciation and amortization, share-based compensation and environmental remediation charges. If the applicable Adjusted EBITDA performance targets were met, the NEOs would be eligible to receive an Annual Incentive Bonus payment under the Incentive Plan. The minimum levels of Adjusted EBITDA were established to support achievement of the Company’s projected fiscal 2010 consolidated Adjusted EBITDA level, and the Fine Chemicals segment Adjusted EBITDA level, as applicable, as set forth in the Company’s annual business plan. While the middle and target levels were established as stretch targets to encourage optimal performance by each NEO, the Corporate Governance Committee believed that the minimum bonus levels were reasonable to achieve and provided sufficient incentive for superior performance by the NEOs. The Corporate Governance Committee further believed that the middle and target levels were achievable if the NEOs, individually and collectively, promoted lean manufacturing where applicable, broadened the scope of customers with expanded business development efforts, aggressively managed strategic research and development projects, instituted and maintained cost reductions and, as a result, increased value for our stockholders.

The fiscal 2010 target potential Annual Incentive Bonus amounts were established for the NEOs as follows:

Fiscal 2010 Target Potential Annual Incentive Bonuses
		Target Level
		Annual	Annual	Annual	Annual
		Incentive	Incentive	Incentive	Incentive
	Annual Base	Bonus as a %	Bonus Earned	Bonus Earned	Bonus Earned
	Salary as of	of Annual	if Minimum	if Middle Level	if Target Level
Name	October 1, 2009	Base Salary	Level Achieved	Achieved	Achieved

Joseph Carleone, Ph.D. (a)	$395,025	100%	$197,513	$296,269	$395,025
Dana M. Kelley (a)	$210,738	50%	$52,685	$79,027	$105,369
Aslam Malik, Ph.D. (b)	$251,849	100%	$125,925	$188,887	$251,849
John R. Gibson (c)	—	—	—	—	—

(a)	Potential Annual Incentive Bonus amounts based on Consolidated Targets.

(b)	Potential Annual Incentive Bonus amounts based on AFC Targets.

(c)	Mr. J. Gibson was not eligible for an Annual Incentive Bonus under the Incentive Plan due to his retirement on December 31, 2009.

The amount of target potential Annual Incentive Bonus was determined for each NEO to correlate with the number of areas of responsibility under their control that could ultimately be affected by their individual performance. If the Company, in the case of Dr. Carleone and Ms. Kelley, or the Fine Chemicals segment in the case of Dr. Malik, did not achieve the minimum level of Adjusted EBITDA, then no Annual Incentive Bonuses would be paid under the Incentive Plan.

For fiscal 2010, because the minimum levels of Adjusted EBITDA under the Consolidated Targets and AFC Targets, respectively, were not met, the Compensation Committee determined that no Annual Incentive Bonuses would be awarded to Dr. Carleone, Ms. Kelley or Dr. Malik.

(4)	See detail for All Other Compensation below.

All Other Compensation
		Imputed
		Income for	401(k)
		Group Term	Company
	Auto	Life	Matching
	Allowance	Insurance	Contribution	Board Fees		Other

Joseph Carleone, Ph.D.	$16,800	$3,027	N/A	N/A		$0
Dana M. Kelley	$16,800	$321	N/A	N/A		$0
Aslam Malik, Ph.D.	N/A	$563	$11,450 (a)	N/A		$37
John R. Gibson	$4,200	$2,797	N/A	$106,000	(b)	$0

(a)	Under the American Pacific Corporation 401(k) Plan, and similar to the Company’s other employees at Ampac Fine Chemicals LLC participating in such plan, the Company made a matching contribution to Dr. Malik, which such amount for fiscal 2010 was up to an equivalent of 100% of the first 3% of compensation contributed by Dr. Malik and 50% of the next 3% of compensation contributed by Dr. Malik, subject to certain limitations and requirements as set forth in the 401(k) plan.

(b)	For fiscal 2010, Mr. J. Gibson received $106,000 in fees earned in cash for his service to the Board as the non-executive Chairman of the Board beginning January 1, 2010. Such amount includes the annual retainer, payable quarterly, for such role as a non-executive Chairman of the Board, together with the director retainer fee, paid quarterly, and applicable director meeting fees.

(5)	Total compensation for Mr. J. Gibson includes compensation he received beginning January 1, 2010 as the non-executive Chairman of the Board after his retirement from the Company on December 31, 2009. See further discussion under “Director Compensation (Fiscal 2010)” above.
RETIREMENT BENEFITS
The Company maintains three defined benefit pension plans which cover substantially all of its U.S. employees: the Amended and Restated American Pacific Corporation Defined Benefit Pension Plan, as amended to date (the “AMPAC Plan”), the Ampac Fine Chemicals LLC Pension Plan for Salaried Employees, as amended to date (the “AFC Salaried Plan”), and the Ampac Fine Chemicals LLC Pension Plan for Bargaining Unit Employees, as amended to date (the “AFC Bargaining Plan”). The AFC Salaried Plan and the AFC Bargaining Plan were established in connection with our acquisition of GenCorp Inc.’s fine chemicals business, through our wholly-owned subsidiary Ampac Fine Chemicals LLC (“AFC”) and include the assumed liabilities and assets for pension benefits to existing AFC employees at the acquisition date. Additionally, the Company maintains the American Pacific Corporation Supplemental Executive Retirement Plan (the “SERP”), as amended and restated, effective October 1, 2007, as well as the American Pacific Corporation 401(k) Plan (the “Ampac 401(k) Plan”) and the Ampac Fine Chemicals LLC Bargaining Unit 401(k) Plan (collectively, the “401(k) plans”). The defined benefit pension plans have historically been generally available to all U.S. employees of the Company, not including employees of Ampac-ISP Corp. who, instead, receive profit sharing contributions through the Ampac 401(k) Plan. The employees of AFC also receive Company matching contributions in the 401(k) plans, a practice with respect to such employees first begun prior to the Company’s acquisition of the Fine Chemicals segment and continued thereafter, and the U.S. employees of Ampac-ISP Corp. also receive Company matching contributions in the Ampac 401(k) Plan. In May 2010, the Board approved amendments to our defined benefit pension plans which effectively closed them to participation by any new employees. Retirement benefits for existing U.S. employees and retirees through June 30, 2010 were not affected by this change. Beginning July 1, 2010, new U.S. employees will participate solely in one of the Company’s 401(k) plans. Mr. J. Gibson, Dr. Carleone, and Ms. Kelley participate in the Ampac Plan, the Ampac 401(k) Plan and the SERP, provided, however, that Mr. J. Gibson received a distribution of his entire account balance from the Ampac 401(k) Plan effective November 11, 2010. As an employee of AFC, Dr. Malik participates in the AFC Salaried Plan and receives matching contributions with respect to his interests in the Ampac 401(k) Plan.
AMPAC Plan. Under the AMPAC Plan, eligible employees, including employees who are directors and executive officers, are entitled to receive a pension benefit based upon their years of service and their “Average Compensation.” The term “Average Compensation” is defined to be the average of the employee’s earnings, including base salary, bonuses and any other cash amounts, for the sixty consecutive months of employment during which the employee’s compensation was the highest, subject to applicable limitations provided by law. Effective January 1, 1994, the applicable limitation on compensation was $150,000 subject to adjustment for inflation in future years. During the calendar year 2010, the applicable limitation, adjusted for inflation, amounted to $245,000. The normal annual retirement benefit provided under the AMPAC Plan (if a participant retires at or after the later of achieving age 65 or five years after the participant commenced participation in the plan) is generally two percent of each employee’s Average Compensation, plus 0.65 percent of each employee’s Average Compensation in excess of the applicable covered compensation, for each year of service, up to 20 years. In lieu of his or her normal annual retirement benefit, a participant who has attained age 55 and has completed at least 10 years of eligible service may generally elect to receive a monthly benefit equal to his or her accrued benefit as of the retirement date, reduced by 0.25% for each calendar month or portion thereof that the participant’s early retirement date precedes his or her normal retirement date (i.e., the later of age 65 and 5 years of participation in the plan). If a plan participant retires due to disability the participant is entitled to receive a monthly disability retirement benefit commencing on the retirement date equal to his or her vested accrued benefit calculated as if the participant had continued employment through his or her normal retirement date and as if his or her compensation had remained constant through that date. Furthermore, if a plan participant dies during his or her period of employment and is otherwise vested in benefits under the plan, his or her beneficiary will generally be entitled to receive the participant’s benefit under the plan. The covered compensation is derived from the 1988 social security tables and depends upon each individual’s year of birth. The maximum benefit under the AMPAC Plan is limited to the lesser of 100 percent of the Average Compensation or the sum of $90,000, as adjusted for inflation from 1988. Legislation that became effective on January 1, 2002 increased this $90,000 figure to $160,000, subject to adjustment for inflation in future years. During calendar year 2010, the $160,000 figure, adjusted for inflation, amounted to $195,000. Eligible employees become vested in their pension benefits as they complete years of service in the employ of the Company or its subsidiaries, and are fully vested after seven years of service with the Company and its subsidiaries. Unless the participant elects an alternative form of payment pursuant to the terms of the plan (e.g., as a qualified joint and survivor annuity, specified period certain and life annuity or single sum distribution), benefits payable under the plan are paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. A participant who separates from service or retires with a vested accrued benefit under the plan is paid an immediate or deferred monthly annuity or the actuarial equivalent of that benefit in a single sum, if the actuarial equivalent of the participant’s benefit does not exceed $10,000, subject to certain limitations, and such payment is in lieu of any other benefits otherwise payable under the plan. Mr. J. Gibson, Dr. Carleone and Ms. Kelley (the “Corporate NEOs”) participate in the AMPAC Plan.
AFC Salaried Plan. Under the AFC Salaried Plan, eligible employees, including employees who may be directors and executive officers, are entitled to receive a pension benefit based upon their years of service and their earnings and “Average Earnings.” The term “Average Earnings” is defined to be the average of a participant’s earnings for the five consecutive plan years that produces the greatest average, subject to applicable limitations provided by law. Effective January 1, 1994, the applicable limitation on compensation was $150,000 subject to adjustment for inflation in future years. During the calendar year 2010, the applicable limitation, adjusted for inflation, amounted to $245,000. The annual retirement benefit provided under the plan is the accrued benefit at November 30, 2005 earned under the GenCorp Inc. Program “D”, plus 1.625% of each year’s annual earnings up to the average social security wage base (“ASSWB”) for service up to 35 years, plus 2.0% of each year’s annual earnings in excess of ASSWB for service up to 35 years, plus 2.0% of each year’s annual earnings for service over 35 years. The ASSWB is the average of all the social security wage bases over a 35-year period, rounded to a multiple of $600. The minimum benefit is equal to 1.125% of Average Earnings up to the ASSWB times years of credited service up to 35 years, plus 1.5% of Average Earnings in excess of the ASSWB times credited service up to 35 years, plus 1.5% of Average Earnings times credited service over 35 years. The ultimate benefit is reduced by the retirement benefit earned as of November 30, 1999 under the Aerojet-General Corporation Consolidated Pension Plan. The maximum benefit under the AFC Salaried Plan is limited to the lesser of 100 percent of Average Earnings or the sum of $90,000, as adjusted for inflation from 1988. Legislation that became effective on January 1, 2002 increased this figure to $160,000, subject to adjustment for inflation in future years. During calendar year 2010, the $160,000 figure, adjusted for inflation, amounted to $195,000. Eligible employees become vested in their pension benefits as they complete years of service in the employ of the Company or its subsidiaries, and are fully vested after five years of cumulative service with the Company and its subsidiaries. Unless the participant elects an alternative form of payment pursuant to the terms of the plan (e.g., as a qualified joint and survivor annuity or a specified period certain and life annuity), benefits payable under the plan are paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. A participant who separates from service or retires with a vested accrued benefit under the plan is paid an immediate or deferred monthly annuity, or the actuarial equivalent of that benefit in a single sum, if the monthly benefit is less than $40 and the actuarial equivalent of the participant’s benefit does not exceed $5,000, subject to certain limitations, and such payment is in lieu of any other benefits otherwise payable under the plan. Dr. Malik is the only NEO that participates in the AFC Salaried Plan. Consequently, were Dr. Malik to have terminated his employment as of September 30, 2010, he would have been entitled to a deferred monthly annuity, first payable upon his attaining age 55, equal in amount to $24,518 annually.
SERP. The SERP is a non-qualified benefit plan adopted by the Board in order to provide certain executives with total pension benefits that are determined without regard to the dollar limitations that apply under the Internal Revenue Code of 1986, as amended, to benefits provided under tax-qualified plans, such as the AMPAC Plan. For tax-qualified plans, the Internal Revenue Code of 1986, as amended, limits the amount of a participant’s compensation that may be taken into account in calculating a participant’s benefit, and also limits the amount of the overall pension benefit that can be paid to the participant. The Board adopted the SERP in part because it believes that it is appropriate to provide a total pension benefit (the benefit derived from the AMPAC Plan plus the SERP) to certain executive officers that is determined based on each executive officer’s total compensation and service with the Company without regard to the Internal Revenue Code limitations that apply under the AMPAC Plan. Therefore, the SERP is designed to provide a participant with a benefit that is not subject to the tax-qualified plan dollar limitations, although it is reduced by the benefit provided to that participant under the AMPAC Plan. The Board also adopted the SERP as an additional means to attract and retain employees and to provide a competitive level of pension benefits.
As of September 30, 2007, Mr. J. Gibson was the only NEO who participated in the SERP. On November 13, 2007, the Board approved the amendment and restatement of the SERP. The amendment and restatement of the SERP, which became effective as of October 1, 2007, amended, among other provisions, the list of participants in the SERP to include three additional executive officers of the Company, in particular Dr. Carleone, Ms. Ferguson and Ms. Kelley. Mr. J. Gibson continued to be a participant in the SERP. In addition, as a result of the amendment and restatement of the SERP, the method of calculating a participant’s benefit under the amended and restated SERP was modified to take into account (i) compensation earned after a participant’s attainment of normal retirement age and (ii) bonuses earned by the participant. The amendment and restatement of the SERP also revised the calculation of the percentage of a participant’s “Final Average Compensation” used to compute his or her benefit under the SERP.
The annual retirement benefit provided under the SERP at normal retirement age (i.e., the later of age 65 and 5 years of participation in the plan) for participants who participated in that plan as of September 30, 2010 is the greater of (i) 60% of the participant’s Final Average Compensation (but only if such individual was a participant under the SERP prior to October 1, 2007) reduced by the participant’s benefit under the AMPAC Plan, or (ii) 5% of Final Average Compensation times years of service with the Company, up to a maximum of 15 years of service, reduced by the participant’s benefit under the AMPAC Plan. The SERP generally defines “Final Average Compensation” as the average of the employee’s wages, salary and bonuses for the three consecutive years of employment during which the employee’s compensation was the highest. A participant becomes fully vested in the SERP benefit upon attainment of the age of 55 and 5 years of service. Unless the participant elects an alternative form of payment pursuant to the terms of the SERP (e.g., as a qualified joint and survivor annuity or a specified period certain and life annuity), benefits payable under the SERP are paid in the form of a monthly straight-life annuity that terminates upon the death of the participant.
EMPLOYMENT, CHANGE-OF-CONTROL AND SEVERANCE AGREEMENTS
Our Company’s Amended and Restated 2001 Stock Option Plan (the “2001 Plan”) and 2008 Stock Incentive Plan the (“2008 Plan”), in which our NEOs participate, have change in control provisions, and awards under the 2008 Plan to date have included provisions for accelerated vesting upon normal retirement. Our SERP, in which our Corporate NEOs participate, has change of control provisions and our AMPAC Plan, in which our Corporate NEOs also participate, provides for payments under certain circumstances in connection with early or normal retirement as well as in connection with certain other terminations. Dr. Carleone, Ms. Kelley and Dr. Malik are also subject to agreements that provide compensation or continuation of benefits as a result of certain identified triggering events.
The following disclosure is provided as though the assumed triggering event occurred on September 30, 2010, which was the last business day of fiscal 2010. Amounts reflected herein do not reflect tax withholding and similar tax obligations that would apply to any such payments, and do not reflect amounts that would have been due and owing to the individual as of the applicable date due to services rendered through such date.
2001 Plan. All options granted to the NEOs under the 2001 Plan were fully vested prior to the end of fiscal 2010, and, consequently, none of such awards would be affected by the change of control provision under the plan. However, the 2001 Plan does provide that the administrator of the 2001 Plan, which is currently the Compensation Committee, may determine that, upon the occurrence of a change in control of the Company, each outstanding option shall terminate within a specified number of days after notice to the optionee thereunder, and each such optionee shall receive, with respect to each share of stock subject to such option, an amount in cash equal to the excess of the fair market value of such shares immediately prior to such change in control over the exercise price per share of such option.
2008 Plan. All options and restricted stock granted to the NEOs under the 2008 Plan are not currently subject to accelerated vesting upon a “Corporate Transaction” or “Change in Control,” each as defined in the 2008 Plan. However, pursuant to the terms of the 2008 Plan, the Board or Compensation Committee, as the current administrator of the 2008 Plan, has the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control or at any time while an award under the 2008 Plan remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2008 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Board or Compensation Committee may specify. For purposes of the 2008 Plan, a “Corporate Transaction” is generally defined as (i) an acquisition of beneficial ownership of more than 50% of the total combined voting power of the Company by any individual or entity or related group of persons (excluding any such transaction that the administrator of the 2008 Plan determines will not be a Corporate Transaction), (ii) a sale, transfer or other disposition of all or substantially all of the assets of the Company, (iii) a merger or consolidation in which the Company is not the surviving entity, (iv) a reverse merger in which the Company is the surviving entity and (a) the shares of the Company’s common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or (b) more than 40% of the Company’s total combined voting power is acquired by any individual or entity or related group of persons who are different from those who held such voting power immediately prior to such merger (excluding any such transaction that the administrator of the 2008 Plan determines will not be a Corporate Transaction), or (v) a complete liquidation or dissolution of the Company. Additionally, for purposes of the 2008 Plan, a “Change in Control” is generally defined as:
•	acquisition of beneficial ownership of more than 50% of the total combined voting power of the Company by any individual or entity or related group of persons pursuant to a tender or exchange offer which a majority of the Company’s Board members (who have served on the Company’s Board for at least twelve (12) months) do not recommend the Company’s stockholders accept, or
•	a change in the composition of the Company’s Board over a period of twelve (12) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either have been Board members continuously for a period of at least twelve (12) months or have been Board members for less than twelve (12) months and were elected or nominated for election by at least a majority of Board members who have served on the Company’s Board for at least twelve (12) months.
Awards under the 2008 Plan currently provide that, upon a recipient’s “Normal Retirement” (as defined below), all otherwise then unvested equity as of such date with respect to the award shall become immediately vested as of immediately prior to such recipient’s retirement from continuous service for such Normal Retirement. “Normal Retirement” is defined as retirement from continuous service to the Company or any subsidiary as an employee, director or consultant on or after the normal retirement date specified in the applicable pension plan of the Company or subsidiary or if no such pension plan, age 65. However, in the event that the recipient has a change of status from or to employee, director or consultant, but does not otherwise retire from all such positions with the Company and its subsidiaries, all otherwise then unvested equity continues to vest in accordance with the original vesting schedule. The following table shows the value to Mr. J. Gibson, as of the end of fiscal 2010, of unvested options and restricted stock where vesting would accelerate under the terms of a “Normal Retirement” of Mr. J. Gibson.

						Total Value of
	Unvested	Exercise		Unvested		Shares that May
	Options at	Price	Value (1)	Restricted	Value (1)	Accelerate Upon
Name	9/30/10	($)	($)	Stock	($)	Normal Retirement
John R. Gibson	13,333	$11.25	$0	13,333	$58,932	$58,932
	15,000	$7.15	$0

(1)	Value based on the closing price of our common stock on September 30, 2010 which was $4.42 per share.
SERP. The SERP provides for early retirement benefits if the participant is at least 55 years of age and has completed at least 10 years of service and provides for normal retirement if the participant is at least 65 years of age and has completed at least 5 years of service. At September 30, 2010, neither Dr. Carleone nor Ms. Kelley would have satisfied the early or normal retirement benefit requirements and, consequently, would not have received any annual benefits were they to have retired or otherwise terminated their employment as of September 30, 2010. In addition, the SERP provides for payments under certain circumstances in connection with a termination of employment pursuant to death. In particular, if a plan participant dies during his or her period of employment and is otherwise vested in benefits under the plan, and if the participant has a surviving spouse, the participant’s spouse will generally be entitled to a monthly benefit for life equal to approximately 50% of the vested benefit the participant would have received had the participant retired immediately before death. Neither Dr. Carleone nor Ms. Kelley was vested in the plan as of September 30, 2010 and, consequently, none would have received any spousal benefits were they to have terminated their employment as a result of death as of September 30, 2010. Pursuant to the terms of the SERP, upon the occurrence of a “change of control” a plan participant is entitled to a retirement benefit equal to his accrued benefit under the plan determined at the date of the change of control. If the change of control occurs before the participant reaches his early retirement date under the plan, then the retirement benefit under the plan is generally equal to the participant’s vested accrued benefit under the plan reduced to the actuarial equivalent of the vested accrued benefit payable at the participant’s normal retirement date. For purposes of the SERP, a “change of control” generally means: (i) a merger or consolidation of the Company with or into any other entity (subject to certain exceptions); (ii) the sale of 50% or more of the voting stock of the Company; (iii) any individual or entity is or becomes the beneficial owner of more than 35% of the Company’s common stock; (iv) the sale of all or substantially all of the assets of the Company; (v) the dissolution of the Company; or (vi) a change in the identity of a majority of the members of the Company’s Board within any 12-month period, which changes are not recommended by the incumbent directors determined immediately prior to such changes. As of September 30, 2010, assuming that a change of control occurred on such date, the value of the payments under the SERP due to each participating NEO, which would be paid in the form of a single life annuity or other actuarially equivalent annuity form permitted under the plan as elected by the participant, would be the same amount as the present value of accumulated benefit for the SERP, as follows: for Dr. Carleone, $1,012,433; and for Ms. Kelley, $227,489.
AMPAC Plan. The AMPAC Plan provides for early retirement benefits if the participant is at least age 55 and has completed at least 10 years of eligible service. Additionally, normal annual retirement benefits are available under the AMPAC Plan if the participant is at least age 65 and has participated in the plan for at least 5 years. Accordingly, as of September 30, 2010, neither Dr. Carleone nor Ms. Kelley would have been entitled to payments upon a retirement as of such date. In addition, the AMPAC Plan provides for payments under certain circumstances in connection with a termination of employment pursuant to disability or death. In particular, if a plan participant retires due to disability the participant is entitled to receive a monthly disability retirement benefit commencing on the retirement date equal to the participant’s vested accrued benefit calculated as if the participant had continued employment through his or her normal retirement date and as if the participant’s compensation had remained constant through that date. Such disability retirement benefit is generally paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. Furthermore, if a plan participant dies during his or her period of employment and is otherwise vested in benefits under the plan the participant’s beneficiary will generally be entitled to receive the participant’s benefit under the plan in the form of a monthly annuity equal to the actuarial equivalent of the accrued benefit. Accordingly, as of September 30, 2010, had Dr. Carleone or Ms. Kelley retired due to disability, they would each have been entitled to their respective vested accrued benefit under the AMPAC Plan, the value of which would have been the same as the present value of accumulated benefit for such individual, as follows: for Dr. Carleone, $202,944; and for Ms. Kelley, $143,081.
Joseph Carleone, Ph.D. entered into an employment agreement with the Company (the “Carleone Agreement”) on October 15, 2006, which was amended and restated on November 14, 2008 primarily to make technical amendments to the agreement to bring it into compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The Carleone Agreement provides that in the event Dr. Carleone’s employment is terminated due to his death, the Company will pay to his beneficiaries or estate, as appropriate, compensation then due and owing as of the date of death, and shall continue to pay his salary and benefits, to the extent consistent with the terms of the relevant benefits plan, through the second full month after Dr. Carleone’s death. As of the date of death, all stock options available to Dr. Carleone through the then current term of the Carleone Agreement (the “Term Date”, which is, currently, September 30, 2013) shall be deemed accelerated and vested, and may be exercised by the appropriate representative of Dr. Carleone’s estate, in accordance with the terms of such stock options. As of September 30, 2010, the value of his cash and benefits through the second full month following such date would be $84,533, and the value of options subject to accelerated vesting would be $0. If Dr. Carleone suffers a disability, as determined in the sole opinion of the Company, then, to the extent permitted by law, the Company may terminate his employment, in which case the Company shall pay Dr. Carleone all compensation to which he is entitled through the last day of the month in which he has been determined to have a disability. For purposes of the Carleone Agreement, “disability” is defined as (i) Dr. Carleone’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) Dr. Carleone’s receipt, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, of income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. The value of such compensation as of September 30, 2010 was $0.
At any time, Dr. Carleone may terminate his employment with the Company for any reason, with or without cause, by providing the Company 30 days’ advance written notice and the Company could thereafter terminate Dr. Carleone at any time thereafter, provided the Company paid Dr. Carleone all compensation due and owing through the last day actually worked, plus an amount equal to the base salary he would have earned through the balance of the above notice period. If notice was given on September 30, 2010, the value of such 30 days’ payment was $41,667.
Pursuant to the Carleone Agreement, Dr. Carleone is entitled to receive the following benefits for termination by the Company for its convenience (other than for “cause” as defined in the Carleone Agreement) prior to the Term Date, or if there is a “Corporate Transition” (as defined below) (each a “Carleone Triggering Event”).
The Company shall continue to pay to Dr. Carleone a sum of money equal to his then effective base salary (not including any automobile allowance) for a period of three years from the date the employment relationship with the Company terminates, provided, however, such payments by the Company shall be offset, during the third year following the termination date, by earned income realized by Dr. Carleone from all sources other than directors’ fees paid by the Company. In addition, if Dr. Carleone elects COBRA coverage under the Company’s group health plan, the Company will pay his COBRA premiums until the earlier of the eighteenth month anniversary of his termination date or the date he becomes covered by another employer’s group health plan. All shares of restricted stock granted to Dr. Carleone, all unexercised options to purchase Company common stock and any other equity awards of the Company, in each case that are unvested at the time of his termination of employment or the Corporate Transition, shall become, immediately prior to the termination date or Corporate Transition, as the case may be, fully vested and, as applicable, exercisable.
Payment of the severance benefits described above are conditioned upon Dr. Carleone’s continued observance of the material obligations in the Carleone Agreement, including non-competition and non-solicitation restrictions and confidentiality requirements, throughout the severance period and, should he engage in or pursue any activities in violation of the obligations in the Carleone Agreement at any time during the severance period, all severance benefits shall cease. Payment of the severance benefits also are conditioned on Dr. Carleone executing a release of claims against the Company.
Under the Carleone Agreement, a “Corporate Transition” includes any of the following transactions to which the Company is a party: (A) a merger or consolidation in which the Company is not the surviving entity and securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder different from those who held such securities immediately prior to such merger; (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (C) any reverse merger in which the Company is the surviving entity but in which securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder(s) different from those who held such securities immediately prior to such merger; or (D) any cash dividend paid by the Company that, in the aggregate with all other dividends paid in any twelve month period, is greater than the combined earnings of the Company for the Company’s two fiscal years prior to such dividend payment date. In addition, a Corporate Transition also includes a “Change in Control” as such term is defined in the 2008 Plan. None of the foregoing events, however, shall be considered a Corporate Transition under the Carleone Agreement unless the event also qualifies as a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, under Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended, the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.
Under the Carleone Agreement, the payment of any amounts or benefits shall be delayed to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended (relating to payments made to certain “specified employees” of certain publicly-traded companies), and in such event, any such amount to which Dr. Carleone would otherwise be entitled during the 6-month period immediately following his termination of employment will be paid on the first business day following the expiration of such 6-month period.
If a Carleone Triggering Event and termination of employment had occurred as of September 30, 2010, we estimate that the value of the benefits under the Carleone Agreement would have been as follows:

	Continued Base	Continuation of
	Pay	Insurance	Accelerated Vesting	Accelerated Vesting
Name	Compensation	Benefit	of Stock Options	of Restricted Stock	Total Compensation
Joseph Carleone, Ph.D.	$1,500,000	$20,238	$0	$45,672	$1,565,910
Dana M. Kelley entered into a severance agreement (the “Severance Agreement”) with the Company on July 8, 2008. The Severance Agreement provides that in the event Ms. Kelley’s employment is terminated due to her death, the Company will pay to her beneficiaries or estate, as appropriate, compensation then due and owing as of the date of death, and shall continue to pay her salary and benefits, to the extent consistent with the terms of the relevant benefits plan, through the second full month after her death. As of the date of death, all unvested stock options or other equity awards granted to Ms. Kelley to the date of death shall become fully vested and, as applicable, exercisable, and may be exercised by the appropriate representative of Ms. Kelley’s estate. As of September 30, 2010, the value of Ms. Kelley’s cash and benefits through the second full month following such date would be $42,867, the value of any options subject to accelerated vesting would be $0 and the value of restricted stock subject to accelerated vesting would be $33,884. If Ms. Kelley suffers a disability, as determined in the sole opinion of the Company, then, to the extent permitted by law, the Company may terminate her employment, in which case the Company shall pay her all compensation to which she is entitled through the last day of the month in which she has been determined to have a disability. For purposes of the Severance Agreement, “disability” is defined as (i) Ms. Kelley’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) Ms. Kelley’s receipt, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, of income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. The value of such compensation as of September 30, 2010 was $0 for Ms. Kelley.
Under the Severance Agreement, Ms. Kelley may, at any time, terminate her employment with the Company, for any or no reason, by providing the Company 30 days’ advance written notice and the Company could thereafter terminate Ms. Kelley’s employment at any time thereafter, provided the Company paid her all compensation due and owing through the last day actually worked, plus an amount equal to the effective base salary she would have earned through the balance of the above notice period. If notice was given on September 30, 2010, the value of such 30 days’ payment was $20,833 for Ms. Kelley.
Pursuant to the Severance Agreement, Ms. Kelley is entitled to receive the following benefits for termination by the Company (other than termination for “cause,” as defined in the Severance Agreement, or termination by death or disability) or if there is a “Corporate Transition” (as defined below) (each a “Severance Triggering Event”).
The Company shall continue to pay to Ms. Kelley, in accordance with the Company’s then effective payroll practices, Ms. Kelley’s then effective base salary (but not any employee benefits) for a period of three years from the date the employment relationship with the Company terminates, provided, however, that such payments by the Company shall be offset, during the third year following the termination date, by income paid to Ms. Kelley by another employer other than the Company. The Severance Agreement provides that, for purposes of this payment obligation, base salary does not include any perquisites or similar benefits provided to Ms. Kelley prior to the termination date, including, without limitation, any automobile allowance, club membership or right to use aircraft otherwise provided by the Company for the use by the Company’s executives. In addition, if Ms. Kelley elects to convert her Company group health coverage under COBRA, the Company will pay her COBRA premiums until the earlier of the eighteenth month anniversary of her termination date or the date she becomes covered by another employer’s group health plans. All shares of restricted stock granted to Ms. Kelley, all unexercised options to purchase Company common stock and any other equity awards of the Company, in each case that are unvested at the time of her termination of employment or the Corporate Transition, shall become, immediately prior to the termination date or Corporate Transition, as the case may be, fully vested and, as applicable, exercisable.
Payment of the severance benefits described above are conditioned upon Ms. Kelley’s continued observance of the material obligations in the Severance Agreement, including non-competition and non-solicitation restrictions and confidentiality requirements, throughout the severance period and, should she engage in or pursue any activities in violation of the obligations in the Severance Agreement at any time during the severance period, all severance benefits shall cease. Payment of the severance benefits also are conditioned on Ms. Kelley executing a release of potential claims against the Company.
Under the Severance Agreement, a “Corporate Transition” includes any of the following transactions to which the Company is a party: (A) a merger or consolidation in which the Company is not the surviving entity and securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder different from those who held such securities immediately prior to such merger; (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (C) any reverse merger in which the Company is the surviving entity but in which securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder(s) different from those who held such securities immediately prior to such merger; or (D) any cash dividend paid by the Company that, in the aggregate with all other dividends paid in any twelve month period, is greater than the combined earnings of the Company for the Company’s two fiscal years prior to such dividend payment date. In addition, a Corporate Transition also includes a “Change in Control” as such term is defined in the 2008 Plan. None of the foregoing events, however, shall be considered a Corporate Transition under the Severance Agreement unless the event also qualifies as a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, under Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended, the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

Under the Severance Agreement, the payment of any amounts or benefits shall be delayed to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended (relating to payments made to certain “specified employees” of certain publicly-traded companies), and in such event, any such amount to which Ms. Kelley would otherwise be entitled during the 6-month period immediately following her termination of employment will be paid on the first business day following the expiration of such 6-month period.
If a Severance Triggering Event and termination of employment had occurred as of September 30, 2010, we estimate that the value of the benefits under the Severance Agreement would have been as follows:

	Continued Base	Continuation of
	Pay	Insurance	Accelerated Vesting	Accelerated Vesting
Name	Compensation	Benefit	of Stock Options	of Restricted Stock	Total Compensation
Dana M. Kelley	$750,000	$20,238	$0	$33,884	$804,122
Aslam Malik, Ph.D. Our subsidiary, Ampac Fine Chemicals LLC, adopted the Ampac Fine Chemicals LLC Severance Pay Plan (the “AFC Severance Plan”) effective January 2007. Pursuant to the AFC Severance Plan, plan participants generally receive the severance benefits specified in their individual notice of eligibility, payable monthly, if their employment is involuntarily terminated (other than for permanent disability or death, or for “cause” as defined in the plan). As a condition to receiving any benefit under the AFC Severance Plan, a plan participant is required to sign a waiver and release of all claims arising out of his termination of employment, in a form satisfactory to Ampac Fine Chemicals LLC, and not to disparage the company and its business reputation. Dr. Malik is our only NEO that participates in the AFC Severance Plan.
Pursuant to the AFC Severance Plan and his individual notice of eligibility under the plan, Dr. Malik shall receive the following severance benefits for an involuntary termination of his employment with Ampac Fine Chemicals LLC (other than for permanent disability or death or termination for “cause” as defined in the plan) (a “Malik Triggering Event”).
Ampac Fine Chemicals LLC will make monthly payments to Dr. Malik equal to his regular straight-time salary in effect at the time of termination for 24 months, subject to standard payroll deductions and withholdings. The Company will reimburse Dr. Malik’s COBRA premiums on his current health care coverage for a period of six months. If Dr. Malik’s employment is terminated after having been employed for at least six months in a fiscal year, he shall be entitled to a portion of his bonus pursuant to the bonus plan in effect for such year that applies to him equal to the bonus he would otherwise have been entitled to times the number of weeks he was employed during that fiscal year divided by 52, which shall be payable at the time normally payable under the applicable bonus plan.
Under the AFC Severance Plan, an involuntary termination does not include (a) a voluntary resignation of the employee, (b) a transfer of employment or the employee’s termination of employment (including by resignation) after declining to accept an offer of a comparable position with Ampac Fine Chemicals LLC or any of its subsidiaries or affiliates, (c) the resignation by the employee or the involuntary termination of the employee “For Cause,” as defined under the AFC Severance Plan, (d) termination of the employee following the employee’s failure to return to active employment with Ampac Fine Chemicals LLC on or before the last day of an approved leave of absence or (e) the death of the employee.
To the extent that Dr. Malik is a specified employee under Section 409A of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, any payments to Dr. Malik pursuant to the above will commence on the first business day of the seventh (7th) month following termination of employment and the first payment shall consist of a lump sum of all payments otherwise payable by that date.
If a Malik Triggering Event and termination of employment had occurred as of September 30, 2010, we estimate that the value of the benefits under the AFC Severance Plan for Dr. Malik would have been as follows:

	Continued Base Pay	Annual Incentive	Continuation of Insurance
Name	Compensation	Compensation	Benefit	Total Compensation
Aslam Malik, Ph.D.	$520,000	$0	$9,839	$529,839

PLAN-BASED COMPENSATION
American Pacific Corporation Incentive Compensation Plan. The Incentive Plan for the Company was adopted in March 2008. For further discussion of the Incentive Plan in connection with our fiscal 2010 compensation program, see footnote 3 of the Summary Compensation Table under “Summary Compensation (Fiscal 2010)” above.
Equity Compensation Plans. The following table summarizes information about existing equity compensation plans of the Company by type as of September 30, 2010.
EQUITY COMPENSATION PLANS

	Number of Securities
	to be Issued Upon	Weighted-Average	Number of Securities
	Exercise of	Exercise Price of	Remaining Available
	Outstanding	Outstanding	for Future Issuance
	Options, Warrants	Options, Warrants	under Equity
Plan Category	and Rights	and Rights	Compensation Plans
Approved by security holders

American Pacific Corporation Amended and Restated 2001 Stock Option Plan	276,750	$6.80	750

American Pacific Corporation 2002 Directors Stock Option Plan, as amended and restated	101,426	$9.97	—

American Pacific Corporation 2008 Stock Incentive Plan	280,000	$9.22	12,000	(1)

Not approved by security holders	—	—	—

Total	658,176	$8.32	12,750

(1)	Of such amount, as of September 30, 2010, all of such shares of common stock may be issued in the form of restricted stock or restricted stock units granted under the 2008 Plan, or all of such shares of common stock may be issued upon the exercise of options and/or stock appreciation rights granted under the 2008 Plan.
2001 Plan. The 2001 Plan permits the granting of incentive stock options to employees and nonqualified stock options to employees, officers, directors and consultants. Under the 2001 Plan, incentive stock options and nonqualified stock options may only be granted at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). Under the 2001 Plan, the fair market value of the common stock is a price equal to the closing price of the Company’s common stock on The NASDAQ Stock Market LLC on the date of the grant. With respect to options granted under the 2001 Plan prior to fiscal 2010, such options have generally vested 50% at the grant date and 50% on the one-year anniversary of the grant date. With respect to options granted under the 2001 Plan during fiscal 2010, such options vest in three equal annual installments beginning on the anniversary date of the grant. The term of any option granted under the 2001 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company).
2008 Plan. The 2008 Plan permits the granting of awards of stock options, restricted stock, restricted stock units and stock appreciation rights to employees, officers, directors and consultants. While the 2008 Plan allows for the granting of awards of options (including incentive stock options) exercisable for up to the entire authorized amount of 350,000 shares under the 2008 Plan, the 2008 Plan provides that no more than 200,000 shares of common stock may be granted pursuant to awards of restricted stock and restricted stock units. Under the 2008 Plan, incentive stock options and nonqualified stock options may only be granted at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). Under the 2008 Plan the fair market value of the common stock is a price equal to the closing sale price of the Company’s common stock on The NASDAQ Stock Market LLC on the date of the award. In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2008 Plan, the exercise or purchase price shall be determined by the plan administrator, which currently is the Compensation Committee. With respect to options granted under the 2008 Plan during fiscal 2010, such options vest in three equal annual installments beginning on the anniversary date of the grant. The term of any award granted under the 2008 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program that the plan administrator may establish in its discretion.
2002 Directors Plan. In November 2008, the Corporate Governance Committee (as the then administrator of the plan), recognizing the limited number of shares remaining available for issuance under the Company’s 2002 Directors Stock Option Plan, as amended and restated (the “2002 Directors Plan”), elected to indefinitely suspend the plan. The 2002 Directors Plan has historically compensated non-employee directors with automatic annual grants of stock options or upon other discretionary events. Options granted under the 2002 Directors Plan were granted to each eligible director at a price equal to the closing share price of our common stock on the date of grant on The NASDAQ Stock Market LLC or, if such date was a date upon which no shares of our common stock were traded, the closing price on the next preceding trading day. Options expire ten years after the date of grant.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (FISCAL 2010)
The following table includes certain information with respect to all unexercised options and stock awards previously awarded to our NEOs as of September 30, 2010.

	Number of	Number of
	Securities	Securities				Number of
	Underlying	Underlying				Shares of		Market Value of
	Unexercised	Unexercised		Option		Stock That		Shares of Stock
	Options	Options		Exercise	Option	Have Not		That Have Not
	(#)	(#)		Price	Expiration	Vested		Vested (5)
Name	Exercisable	Unexercisable		($)	Date	(#)		($)
Joseph Carleone, Ph.D.	10,000			$7.50	10-15-2016
	6,667	13,333	(1)	$11.25	11-03-2018	3,333	(3)	$14,732
		10,000	(2)	$7.15	11-10-2019	7,000	(4)	$30,940

Dana M. Kelley	9,000			$7.79	10-01-2016
	3,334	6,666	(1)	$11.25	11-03-2018	2,666	(3)	$11,784
		10,000	(2)	$7.15	11-10-2019	5,000	(4)	$22,100

Aslam Malik, Ph.D.	7,500			$4.21	11-30-2015
	1,667	3,333	(1)	$11.25	11-03-2018	2,666	(3)	$11,784
		5,000	(2)	$7.15	11-10-2019	5,000	(4)	$22,100

John R. Gibson	50,000			$8.30	12-13-2012
	50,000			$6.34	09-13-2015
	6,667	13,333	(1)	$11.25	11-03-2018	3,333	(3)	$14,732
		15,000	(2)	$7.15	11-10-2019	10,000	(4)	$44,200

(1)	These options vest in two equal annual installments on November 3, 2010 and November 3, 2011.

(2)	These options vest in three equal annual installments beginning on the first anniversary of the grant date of November 10, 2009.

(3)	These restricted shares vest in two equal annual installments on November 3, 2010 and November 3, 2011.

(4)	These restricted shares vest in three equal annual installments beginning on the first anniversary of the grant date of November 10, 2009.

(5)	Value determined using the closing price of our common stock on September 30, 2010, which was $4.42 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Linda G. Ferguson, our Vice President-Administration and Secretary, is the sister of both John R. Gibson and Fred D. Gibson, Jr., both of whom are directors of the Company. Ms. Ferguson’s total compensation, consisting of base salary, auto allowance, and imputed income for the Company’s group term life insurance, in fiscal 2010 for services rendered to us was $236,482, and in fiscal 2009 was $229,988. Ms. Ferguson also participates in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Ms. Ferguson also is a participant in the SERP. Ms. Ferguson also received in each of fiscal 2009 and fiscal 2010 restricted stock and option awards under the Company’s 2008 Plan. Ms. Ferguson’s annual base salary for fiscal 2011 is $230,000, plus an annual auto allowance of $16,800.
Director John R. Gibson’s son, Jeffrey M. Gibson, is our Vice President and Chief Technical Officer. Jeffrey M. Gibson’s total compensation, consisting of base salary, bonus, auto allowance, and imputed income for the Company’s group term life insurance, in fiscal 2010 for services rendered to us was $190,127 and for fiscal 2009 was $188,410. Mr. Jeffrey M. Gibson also participates in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Mr. Jeffrey M. Gibson also received in each of fiscal 2009 and fiscal 2010 option awards under the Company’s 2008 Plan. Mr. Jeffrey M. Gibson’s annual base salary for fiscal 2011 is $176,534, plus an annual auto allowance of $16,800.
Discovery Partners International LLC (“Discovery Partners”), a consulting firm providing strategic thinking and planning, risk management, safety and emerging technology solutions and decision support to aerospace and high-technology industries, provided on-demand consulting services to the Company during fiscal 2009, in the aggregate amount of $160,000, and an additional $25,000 for such services from October 1, 2009 through November 4, 2009. Mr. Readdy, who was elected as a director of the Company on November 9, 2009, is the founder and Managing Partner of Discovery Partners. Prior to Mr. Readdy’s election as a director, fees paid to Discovery Partners were not subject to approval by the Audit Committee as a related party transaction. The Company entered into a new Consulting Agreement with Discovery Partners, dated November 14, 2009, for as-needed and as requested consulting services through November 14, 2011 pursuant to which, among other things, the Company has agreed to pay Discovery Partners $2,500 per day, plus reimbursement for all reasonable expenses, for each full day of consulting service to or for the Company, provided, that in no event shall the Company be obligated to, or otherwise pay, aggregate compensation in any fiscal year of the Company equal to or in excess of $120,000 under such Consulting Agreement without the Company’s express prior written approval to provide such service in excess of such amount. The aggregate amount paid in fiscal 2010 under such Consulting Agreement was $112,500.
PROPOSAL NO. 5 — APPROVAL OF AMENDED AND RESTATED 2008
STOCK INCENTIVE PLAN
On December 14, 2010, the Board approved, subject to the approval of our stockholders, the amended and restated American Pacific Corporation 2008 Stock Incentive Plan (the “Amended 2008 Plan”). The Amended 2008 Plan is intended to replace the Company’s 2008 Plan, which would be automatically superseded by the Amended 2008 Plan on the date on which the Amended 2008 Plan is approved by our stockholders. Any awards granted under the 2008 Plan would remain in effect pursuant to their terms.
The Amended 2008 Plan makes several changes to the 2008 Plan. The primary changes are to:
•	increase the maximum total number of shares of the Company’s common stock we may issue by 450,000 shares from 350,000 to 800,000;

•	increase the maximum total number of shares of the Company’s common stock we may issue pursuant to awards of restricted stock and restricted stock units by 200,000 shares from 200,000 to 400,000;

•	expand the prohibition against the “repricing” of stock options and stock appreciation rights without the approval of our stockholders to include cancellation of stock options or stock appreciation rights in exchange for cash;

•	limit the categories of awards that may be granted; and

•	condition the Administrator’s (as defined below) authority to accelerate the vesting of unvested awards upon a Corporate Transaction or a Change in Control on the actual occurrence of a Corporate Transaction or a Change in Control.

As of December 15, 2010, a total of 12,000 shares of the Company’s common stock remained available for issuance under the 2008 Plan. As of December 15, 2010, the value of a share of our common stock was $5.89. The purpose of the increase in authorized shares is to secure adequate shares to fund expected awards. The Board believes that this number represents a reasonable amount of potential equity dilution and allows us to continue awarding equity incentives, which are an important component of our overall compensation program. Set forth below is a summary of the Amended 2008 Plan, which is qualified in its entirety by the specific language of the Amended 2008 Plan, a copy of which is attached to this proxy statement as Annex B.
PURPOSES
The purposes of the Amended 2008 Plan are to attract and retain the best available personnel, to provide the Company’s employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company’s common stock, to continue in service to the Company, and to promote the success of the Company’s business, including by helping the Company compete effectively with other enterprises for the services of qualified individuals.
SHARES RESERVED FOR ISSUANCE UNDER THE AMENDED 2008 PLAN
If approved by the stockholders, an additional 450,000 shares of common stock (in addition to the 350,000 shares originally reserved under the 2008 Plan) will be reserved for issuance under the Amended 2008 Plan. Furthermore, while the Amended 2008 Plan allows for the granting of awards of options (including incentive stock options) exercisable for up to the entire authorized amount of shares under the Amended 2008 Plan, the Amended 2008 Plan provides that no more than 400,000 shares of common stock may be granted pursuant to awards of restricted stock and restricted stock units. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 150,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 75,000 shares, which will not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 150,000 shares. The foregoing limitations will be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination will be final, binding and conclusive.
ADMINISTRATION
The Amended 2008 Plan is administered, with respect to grants to employees and consultants who are neither directors nor officers of the Company, by the plan administrator (the “Administrator”), which is defined as the Board or one or more committees designated by the Board. With respect to grants to employees or directors who are also officers or directors of the Company, the committee will be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of Code. The Amended 2008 Plan will initially be administered by the Compensation Committee of the Board, although the Board will retain concurrent authority to grant awards from time to time. All employees (as of September 30, 2010, approximately 595 persons), including executive officers of the Company, directors (currently, 12 individuals) and any consultants will be eligible to participate in the Amended 2008 Plan.
TERMS AND CONDITIONS OF AWARDS
Types of Awards, Awards to Participants Residing in Non-U.S. Jurisdictions, Designation of Awards. The Amended 2008 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and cash incentives (collectively referred to as “awards”). Stock options granted under the Amended 2008 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. To the extent that the aggregate fair market value of shares of the Company’s common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, the portion of the options relating to such excess will be treated as nonqualified stock options. Under the Amended 2008 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the Amended 2008 Plan will be designated in an award agreement.
Acquisitions and Other Transactions, Powers of the Administrator. The Administrator may issue awards under the Amended 2008 Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company’s common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth above), to approve forms of award agreements for use under the Amended 2008 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Amended 2008 Plan, to construe and interpret the terms of the Amended 2008 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the Amended 2008 Plan, as the Administrator deems appropriate.
Term of Awards. The term of any award granted under the Amended 2008 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program that the Administrator may establish in its discretion. An award may not be exercised after the termination date of such award as set forth in the award agreement.
Award Exercise or Purchase Price. The Amended 2008 Plan authorizes the Administrator to grant incentive stock options and nonqualified stock options at an exercise price not less than 100% of the fair market value of the common stock on the date such options are granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount will not be less than 100% of the fair market value of the common stock on the date of grant. In the case of awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the exercise or purchase price, if any, will be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the Amended 2008 Plan, the exercise or purchase price will be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of common stock or, with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

Participant and Stockholder Consent. The Amended 2008 Plan provides that any amendment that would adversely affect a participant’s rights under an outstanding award will not be made without the participant’s written consent, provided, however, that an amendment or modification that may cause an incentive stock option to become a nonqualified stock option will not be treated as adversely affecting the rights of the participant. The Amended 2008 Plan also provides that stockholder approval is required in order to (i) reduce the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the Amended 2008 Plan, (ii) cancel any option or stock appreciation right awarded under the Amended 2008 Plan in exchange for cash or (iii) cancel any option or stock appreciation right awarded under the Amended 2008 Plan in exchange for another award at a time when the exercise price or the base appreciation amount, as applicable, exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with a Corporate Transaction (as defined in the Amended 2008 Plan). However, canceling an option or stock appreciation right in exchange for another option, stock appreciation right, restricted stock award or other award, with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original option or stock appreciation right, will not require stockholder approval.
Deferral of Award Payments, Separate Programs. Under the Amended 2008 Plan, the Administrator may establish one or more programs to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the Amended 2008 Plan separate programs for the grant of particular forms of awards to one or more classes of participants.
TERMINATION OF SERVICE
In the event a participant in the Amended 2008 Plan terminates continuous service with the Company and its subsidiaries, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of continuous service, the award will terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of continuous service, will convert automatically to a nonqualified stock option and thereafter will be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.
TRANSFERABILITY OF AWARDS
Under the Amended 2008 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. Other awards will be transferable only by will or by the laws of descent or distribution and, during the lifetime of a participant, to the extent and in a manner authorized by the Administrator. The Amended 2008 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.
SECTION 162(M) OF THE CODE
Under Section 162(m) of the Code, no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees”, which is our Chief Executive Officer and our three other highest paid officers in a particular tax year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company’s common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the limitation contained in the Amended 2008 Plan, if any option or stock appreciation right is cancelled, the cancelled award will continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

In order for restricted stock and restricted stock units to qualify as performance-based compensation under Section 162(m) of the Code, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which the award relates and while the achievement of the performance goal is still substantially uncertain. Furthermore, the performance goal must be stated in terms of an objective formula or standard. The Amended 2008 Plan includes the following performance criteria that may be considered, individually or in combination, by the Administrator when granting performance-based awards: (i) increase in share price; (ii) earnings per share; (iii) total stockholder return; (iv) operating margin; (v) gross margin; (vi) return on equity; (vii) return on assets; (viii) return on investment; (ix) operating income; (x) net operating income; (xi) pre-tax profit; (xii) cash flow; (xiii) revenue; (xiv) expenses; (xv) earnings before interest, taxes and depreciation; (xvi) economic value added; and (xvii) market share. The performance criteria may be applicable to the Company, or any parent or subsidiary of the Company, or any individual business units thereof.
CHANGE IN CAPITALIZATION
Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the Amended 2008 Plan as to which no awards have been made or which have been returned to the Amended 2008 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, will be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the common stock of the Company, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company or (iii) any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator will make adjustments in connection with certain of the events described in the preceding sentence or substitute, exchange or grant awards with respect to the shares of a related entity (collectively “adjustments”). Any such adjustments to outstanding awards will be effected in a manner that precludes the material enlargement of rights and benefits under such awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, will be made by the Administrator and its determination will be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of awards or other issuance of shares of common stock, cash or other consideration pursuant to awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment under the Amended 2008 Plan will be made with respect to, the number or price of shares of common stock subject to an award.
CORPORATE TRANSACTION
Effective upon the consummation of a Corporate Transaction (as defined in the Amended 2008 Plan), all outstanding awards will terminate. However, all such awards will not terminate to the extent they are assumed in connection with the Corporate Transaction. The Administrator has the authority to provide for the full or partial automatic vesting and exercisability for all unvested awards under the Amended 2008 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards, before or at the time of a Corporate Transaction, on such terms and conditions as the Administrator may specify, provided that such vesting is conditional on the actual occurrence of a Corporate Transaction.
Under the Amended 2008 Plan, a Corporate Transaction is generally defined as:
•	acquisition of beneficial ownership of more than 50% of the Company’s total combined voting power by any individual or entity or related group of persons (excluding any such transaction that the Administrator determines will not be a Corporate Transaction);

•	a sale, transfer or other disposition of all or substantially all of the assets of the Company;

•	a merger or consolidation in which the Company is not the surviving entity;

•	a reverse merger in which the Company is the surviving entity and (i) the shares of the Company’s common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or (ii) more than 40% of the Company’s total combined voting power is acquired by any individual or entity or related group of persons who are different from those who held such voting power immediately prior to such merger (excluding any such transaction that the Administrator determines will not be a Corporate Transaction); or

•	a complete liquidation or dissolution of the Company.
CHANGE IN CONTROL
The Administrator has the authority to provide for the full or partial automatic vesting and exercisability for all unvested awards under the Amended 2008 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards, before or at the time of a Change in Control, on such terms and conditions as the Administrator may specify, provided that such vesting is conditional on the actual occurrence of a Change in Control.
Under the Amended 2008 Plan, a Change in Control is generally defined as:
•	acquisition of beneficial ownership of more than 50% of the total combined voting power of the Company by any individual or entity or related group of persons pursuant to a tender or exchange offer that a majority of the Board members (who have served on the Board for at least 12 months) do not recommend the Company’s stockholders accept; or

•	a change in the composition of the Board over a period of 12 months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either have been Board members continuously for a period of at least 12 months or have been Board members for less than 12 months and were elected or nominated for election by at least a majority of Board members who have served on the Board for at least 12 months.

AMENDMENT, SUSPENSION OR TERMINATION OF THE AMENDED 2008 PLAN
The Board may at any time amend, suspend or terminate the Amended 2008 Plan. The Amended 2008 Plan will terminate March 10, 2018, unless terminated earlier by the Board. To the extent necessary to comply with applicable laws, we will obtain stockholder approval of any such amendment to the Amended 2008 Plan in such a manner and to such a degree as is required. No suspension or termination of the Amended 2008 Plan will adversely affect any rights under awards already granted to a participant.
AMENDED 2008 PLAN BENEFITS
Because the Administrator will make future awards at its discretion, we cannot determine the number of stock options and other awards that may be awarded in the future to eligible participants.
CERTAIN FEDERAL TAX CONSEQUENCES
The following summarizes of the federal income tax consequences associated with awards under the Amended 2008 Plan and is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.
NONQUALIFIED STOCK OPTIONS
The grant of a nonqualified stock option under the Amended 2008 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.
Absent special limitations on exercisability, in the event a nonqualified stock option is granted with an exercise price that is below fair market value or is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code, which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest.
INCENTIVE STOCK OPTIONS
The grant of an incentive stock option under the Amended 2008 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.
If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income is generally the lesser of (i) the difference between the amount realized on the disposition and the participant’s aggregate tax basis in the shares (generally, the exercise price) or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.
The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
In the event an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code, which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

RESTRICTED STOCK
The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.
Recipients of restricted stock may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize ordinary compensation income in the year that such restricted stock is granted, equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within thirty days from the time the restricted stock is granted.
STOCK APPRECIATION RIGHTS
Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and the fair market value of the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.
The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.
An SAR can be considered deferred compensation and subject to Section 409A of the Code. An SAR that does not meet the requirements of Section 409A of the Code, such as with respect to the timing of the delivery of cash or shares following vesting, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest.
RESTRICTED STOCK UNITS
Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and the fair market value of the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.
The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.
Restricted stock units also can be considered deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Section 409A of the Code, such as with respect to the timing of the delivery of cash or shares following vesting, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest.
BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN.
VOTE REQUIRED
Approval of Proposal No. 5 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy and cast on the proposal.
PROPOSAL NO. 6 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
GENERAL INFORMATION
The Audit Committee of the Board has appointed BDO USA, LLP (“BDO”) as our independent registered public accounting firm for fiscal 2011. The submission of this matter for ratification by our stockholders is not legally required; however, the Board believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If the stockholders do not ratify the appointment of BDO, the selection of such firm as our independent registered public accounting firm will be reconsidered by the Audit Committee.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO served as our independent registered public accounting firm for the audit of our consolidated financial statements for fiscal 2010. A representative of BDO is expected to be present at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting if such representative desires to do so. The representative also is expected to be available to respond to appropriate questions.
On January 5, 2010, the Company dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm. The decision to dismiss the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board.
The reports of BDO on the Company’s financial statements for fiscal 2010 contained no adverse opinion or disclaimer of opinion, were not qualified or modified as to uncertainty, audit scope or accounting principles. The reports of Deloitte on the Company’s financial statements for fiscal 2009 contained no adverse opinion or disclaimer of opinion, were not qualified or modified as to uncertainty, audit scope or accounting principles, and included an explanatory paragraph relating to the Company’s then recent adoption of provision for uncertainty in income taxes.
During fiscal 2009 and the fiscal year ended September 30, 2008 (“fiscal 2008”) and through January 5, 2010, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on the financial statements.
During fiscal 2009 and fiscal 2008 and through January 5, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except, as disclosed in the Company’s Form 10-K for fiscal 2009, management identified, subsequent to the end of fiscal 2009, a material weakness in the design and operating effectiveness of the Company’s internal control over financial reporting due to inadequate controls for non-routine transactions. In particular, the Company did not have appropriate internal controls at its Fine Chemicals segment specific to the recognition of revenue related to the identification and communication of non-standard transactions. The controls then in place were not adequate to identify and evaluate the appropriate accounting treatment for revenue transactions with non-standard terms or that contained terms beyond those stated in the customer’s written contract or purchase order. As a result of the identification of this material weakness, corporate personnel performed additional analysis and post-closing procedures in order to prepare the consolidated financial statements of the Company in accordance with generally accepted accounting principles in the United States of America.
The Company engaged BDO as its new independent registered public accounting firm as of January 8, 2010. During fiscal 2009 and fiscal 2008, and through January 8, 2010, the Company did not consult with BDO regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.
AUDIT AND NON-AUDIT FEES
The following table presents the aggregate fees for professional audit and other services rendered to the Company and its subsidiaries by BDO and Deloitte for fiscal 2010 and fiscal 2009, respectively:

	2010	2009
Audit Fees	$890,000	$1,381,000
Audit-Related Fees	—	33,000
Tax Fees	—	196,000
All Other Fees	—	29,000

Total	$890,000	$1,639,000

Services rendered by BDO and Deloitte in fiscal 2010 and fiscal 2009, respectively, in connection with fees presented above, were as follows:
•	Audit Fees. Audit fees for fiscal 2010 and fiscal 2009 consist of fees for professional services provided in connection with the audit of our consolidated financial statements and the review of our quarterly consolidated financial statements.

•	Audit-Related Fees. Audit-related fees for fiscal 2009 consist of fees for professional services provided in connection with other SEC services.

•	Tax Fees. Tax fees for fiscal 2009 consist of fees for professional services provided in connection with tax compliance, tax advice, tax planning and tax preparation of expatriate returns.

•	All Other Fees. For fiscal 2009 all Other Fees related to professional services provided in connection with acquisition-related activities.
For fiscal 2010, 100% of the services rendered by BDO were pre-approved by the Audit Committee, of which 0% represented Audit-Related Fees, 0% represented Tax Fees and 0% represented all Other Fees. For fiscal 2009, 100% of the services rendered by Deloitte were pre-approved by the Audit Committee, of which 2% represented Audit-Related Fees, 12% represented Tax Fees and 2% represented all Other Fees. For fiscal 2010 and fiscal 2009, none of the services performed by BDO or Deloitte, respectively, were approved by our Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C).
The Audit Committee considered whether BDO’s provision of any professional services, other than its audit of our annual consolidated financial statements, reviews of quarterly consolidated financial statements and other audit-related services, is compatible with maintaining the auditor’s independence.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Among its other duties, the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm and the audit and permissible non-audit services it provides. Pursuant to the Audit Committee’s charter, the Audit Committee or the Chairman of the Audit Committee, pursuant to delegated authority, reviews and pre-

approves audit and permissible non-audit services to be provided by our independent registered public accounting firm. To the extent that the Chairman of the Audit Committee pre-approves such services, the Chairman then reports such pre-approvals to the full Audit Committee at its next regularly scheduled meeting. In accordance with this pre-approval policy, management communicates, on an ongoing basis, specific projects and categories of service for which the advance approval of the Audit Committee is requested. When the Audit Committee Chairman receives such communications, the Audit Committee Chairman then reviews these requests and advises management whether the engagement of the independent registered public accounting firm is approved. On a periodic basis, management subsequently reports to the Audit Committee regarding the actual spending for particular projects and in connection with categories of services.
AUDIT COMMITTEE REPORT
In accordance with its written charter adopted by the Board, which is available on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. Rather, the members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.
To the Board of Directors:
We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended September 30, 2010.
We have discussed with BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
We have received and reviewed the written disclosures and the letter from BDO required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with BDO their independence.
We have also considered whether BDO’s provision of any professional services, other than its audit of the Company’s annual consolidated financial statements, reviews of quarterly consolidated financial statements and other audit-related services, is compatible with maintaining BDO’s independence.
Based on the reviews and discussions referred to above, we have recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010.
Audit Committee
Jane L. Williams, Chairman
Barbara Smith Campbell
Jan H. Loeb
Berlyn D. Miller
C. Keith Rooker
Dean M. Willard

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
VOTE REQUIRED
Approval of Proposal No. 6 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy and cast on the proposal.
OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following tables present the beneficial ownership of our common stock as of December 15, 2010, except as noted, for (i) each person who is known by us to beneficially own more than 5% of our common stock, (ii) each director and director nominee of the Company, (iii) each NEO of the Company listed in the Summary Compensation Table under “Summary Compensation (Fiscal 2010)” and (iv) all of our directors and executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated below, each beneficial owner listed below possesses sole voting and investment power with respect to such owner’s shares. As of December 15, 2010, 7,543,091 shares of our common stock were outstanding.

Stock Ownership of Certain Beneficial Owners
	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class

Franklin Advisory Services, LLC (1) One Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024-2938	800,000	10.6%

Aegis Financial Corporation (2) 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201	704,602	9.3%

Dimensional Fund Advisors Ltd. (3) 20 Triton Street, London, NW1 3BF, United Kingdom	592,930	7.9%

Wells Capital Management Incorporated (4) 525 Market Street, 10th Floor, San Francisco, CA 94105	565,065	7.5%

Manulife Financial Corporation and John Hancock Life Insurance Company (5)	419,850	5.6%

(1)	Based upon report on Form 13F-HR, filed as of November 10, 2010 by Franklin Resources, Inc.

(2)	Based upon report on Form 13F-HR, filed as of November 12, 2010 by Aegis Financial Corporation.

(3)	Based upon report on Form 13F-HR/A, filed as of November 15, 2010 by Dimensional Fund Advisors LP. Of the amount reported, the beneficial owner possesses no voting power with respect to 9,674 shares.

(4)	Based upon report on Form 13F-HR, filed as of November 16, 2010 by Wells Fargo & Company. Of the amount reported, the beneficial owner possesses no voting power with respect to such shares.

(5)	Based upon report on Form 13F-HR/A, filed as of November 29, 2010 by MFC Global Investment Management (U.S.), LLC. Manulife Financial Corporation and John Hancock Life Insurance Company hold shared investment and voting power over such shares. The address for Manulife Financial Corporation is 200 Bloor Street East — NT Main, Toronto, Ontario, Canada M4W 1E5 and the address for John Hancock Life Insurance Company is P.O. Box 111, John Hancock Place, Boston, MA 02117.

Stock Ownership of Directors & Officers **
	Amount and Nature of
	Beneficial Ownership
Name	***		Percent of Class
Named Executive Officers:
Joseph Carleone, Ph.D.	57,868	(1)	*
Dana M. Kelley	29,001	(2)	*
Aslam Malik, Ph.D.	37,488	(3)	*
John R. Gibson (former Chief Executive Officer)	236,084	(4)	3.1%

Non-Employee Directors:
Barbara Smith Campbell	6,667	(5)	*
Fred D. Gibson, Jr.	408,504	(6)	5.4%
Jan H. Loeb	22,919	(7)	*
Berlyn D. Miller	46,700	(6)	*
William F. Readdy	2,667	(5)	*
C. Keith Rooker, Esq.	28,572	(8)	*
Charlotte E. Sibley	0
Bart Weiner	0
Dean M. Willard	13,572	(7)	*
Jane L. Williams	37,672	(8)	*

All directors and executive officers as a group (16 persons)	1,019,862	(9)	12.9%

*	Indicates ownership of less than 1% of the class.

**	The mailing address for all directors and officers listed above is 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169.

***	Excludes 276,178 shares held as of December 15, 2010 by the Company’s 401(k) plans, for which Dr. Carleone, Ms. Ferguson and Ms. Kelley serve on the fiduciary committee of each plan.

(1)	Includes 26,668 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 15, 2010, and 6,332 shares of unvested restricted stock.

(2)	Includes 19,001 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 15, 2010, and 4,666 shares of unvested restricted stock.

(3)	Includes 12,501 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 15, 2010, and 4,666 shares of unvested restricted stock. Of the amount beneficially owned, includes 5,787 shares held indirectly as of September 30 2010 through the Ampac 401(k) Plan, for which the fiduciary committee of the plan has sole voting power over the shares.

(4)	Includes 118,334 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 15, 2010, and 8,332 shares of unvested restricted stock.

(5)	Includes 1,667 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 15, 2010.

(6)	Includes 38,572 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 15, 2010.

(7)	Includes 8,572 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 15, 2010.

(8)	Includes 23,572 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 15, 2010.

(9)	Includes, with respect to all directors and officers, an aggregate of 381,272 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 15, 2010, and 31,328 shares of unvested restricted stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors, certain of the Company’s officers, and certain persons who beneficially own more than 10% of the Company’s common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and greater than 10% stockholders are also required by the rules of the SEC to furnish the Company with copies of all Section 16(a) reports they file.
Based solely upon the Company’s review of copies of Forms 3, 4 and 5 furnished to the Company and, as applicable, written representations from executive officers and directors of the Company, the Company believes that all of its directors, executive officers and any other applicable stockholders timely filed during fiscal 2010 all reports required by Section 16(a) of the Exchange Act.
STOCK OWNERSHIP GUIDELINES
We have no formal guidelines on stock ownership by our executive officers. However, in order to link the interests of management and stockholders, executive officers are encouraged to use shares obtained on the exercise of their stock options, through receipt of restricted stock or through direct market purchases to maintain or to establish a significant level of direct stock ownership.
The Board has adopted a policy pertaining to stock ownership by our directors. The current policy has established a target of ownership of 7,000 shares of common stock per director. The policy further established that directors are to acquire a minimum of 1,000 shares per fiscal year until the target of ownership is met. As of September 30, 2010, Dr. Carleone, Mr. F. Gibson, Mr. J. Gibson, Mr. Loeb, Mr. Miller and Ms. Williams had met this target ownership level while, as of such date, Mr. Rooker and Mr. Willard each held 5,000 shares of the target ownership level. Ms. Campbell had acquired 5,000 shares and Mr. Readdy had acquired 1,000 shares during the period from their first election to the Board in November 2009 through September 30, 2010.
CODE OF ETHICS
We have adopted a code of ethics that applies to all of our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, entitled “Standards of Business Conduct,” that is posted on our website at www.apfc.com on the “Corporate Governance” page of the “Investors” section. In addition, we will provide to any person without charge a copy of the Standards of Business Conduct upon written request to our Secretary at our principal executive offices at 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169. In the event that we make any amendment to, or grant any waiver from, a provision of the Standards of Business Conduct that requires disclosure under applicable SEC rules and regulations and/or NASDAQ Rules, we will disclose such amendment or waiver and the reasons therefor as required by SEC rules and regulations and/or NASDAQ Rules on our website.
STOCKHOLDERS’ PROPOSALS
In accordance with Rule 14a-8 promulgated under the Exchange Act, if a stockholder wishes to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2012 annual meeting of stockholders, the proposal must be stated in writing and must be received by the Secretary of the Company at its principal executive offices on or before September 29, 2011. The proposal must also meet the other requirements of the rules of the SEC relating to stockholder proposals. The Board will review any such proposal that is received by that date and will determine whether it should be included in the Company’s proxy statement and form of proxy.
Under the Company’s Amended and Restated By-laws, the Company has adopted procedures for stockholder proposals (other than those made pursuant to Rule 14a-8) and for the nomination of directors by stockholders, which, in the case of an annual stockholders’ meeting, require, among other things, timely notice by a stockholder to the Company of not less than 90 calendar days nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely such notice must be delivered to or mailed and received not later than the later of 40 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made. Accordingly, for the 2012 annual meeting of stockholders, timely notice by a stockholder to the Company must be received not later than October 29, 2011 nor earlier than September 9, 2011. If a stockholder’s nomination or proposal is not in compliance with the procedures set forth in the Amended and Restated By-laws, the Company may disregard such nomination or proposal. A copy of the Amended and Restated By-laws may be found on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section, or as Exhibit 3.1 to the Company’s Form 8-K filed with the SEC on September 20, 2010.
In accordance with Rule 14a-4(c)(1) promulgated under the Exchange Act, if the Company has not received notice of a shareholder proposal, submitted outside the process of Rule 14a-8, by October 29, 2011, the Company’s proxy may confer discretionary voting authority on persons being appointed as proxies on behalf of the Company to vote on any such proposal if such proposal is raised at the Company’s 2012 annual meeting of stockholders.
ANNUAL REPORT
A copy of the Company’s annual report to stockholders for fiscal 2010 is being furnished concurrently herewith to all stockholders holding shares of common stock as of the record date for the Annual Meeting. The Company’s annual report to stockholders for fiscal 2010 is also available for viewing on the Company’s website at www.apfc.com under “Annual Reports” on the “Investor Overview” page of the “Investors” section.
FORM 10-K
The Company filed with the SEC its Annual Report on Form 10-K for fiscal 2010.
Stockholders, including beneficial holders of the Company’s common stock, may obtain a copy of the Annual Report on Form 10-K, including financial statements and any financial statement schedules included in the Annual Report on Form 10-K, without charge, by visiting the Company’s website at www.apfc.com on the “SEC Filings” page of the “Investors” section or by writing our Secretary at our principal executive offices at 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169.
OTHER BUSINESS
As of the date of this proxy statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting, other than as set forth herein and in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in their discretion in accordance with their best judgment.
By Order of the Board of Directors
/s/ Linda G. Ferguson
Linda G. Ferguson,
Secretary
Dated: January 24, 2011

ANNEX A
Amendment to the Restated Certificate of Incorporation, as Amended
Article VI
The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The initial number of directors of the Corporation shall be five, and the time for which such directors shall severally hold office shall be as provided herein and in the By-Laws. The number of directors which shall thereafter constitute the whole Board of Directors shall be determined from time to time by resolution adopted by affirmative vote of a majority of the whole Board of Directors but shall not be less than three nor more than twelve. The Board of Directors shall be classified with respect to the time for which the directors shall severally hold office by dividing them into three classes, such classes to be as nearly equal in number as possible. If the number of directors set by such resolution is a number which is not evenly divisible by three, the Board of Directors shall by resolution determine the number of directors in each class which shall be, as nearly as possible, the same number for each class, provided that no decrease in the number of directors shall shorten the term of any incumbent director. At each annual meeting of stockholders beginning with the annual meeting to be held in 1981, directors shall be chosen for a term of three (3) years to succeed those whose terms then expire and shall hold office until the third following annual meeting of stockholders and until the election of their respective successors. ~~Election of directors at an annual meeting of stockholders shall, subject to the provisions and powers of any Preferred Stock hereinafter issued,~~Each director shall be elected by the ~~affirmative~~ vote of the ~~holders of not less than 80% of the shares of Common Stock present in person or by proxy (i.e., 80% of the total votes cast in~~majority of the votes cast with respect to the director at any meeting for the election of directors~~)~~ at which a quorum is present. In the event ~~no class of nominees which~~a director who is running for election at an annual meeting ~~receives~~does not receive the requisite amount of votes to be elected at such meeting, the incumbent ~~directors of such class~~director shall remain in office until the next annual meeting. At that time, two (2) classes of nominees will stand for election, and so on, providing that the holdover nominees shall run only for the remainder of their term. Any vacancy on the Board of Directors, whether arising through death, resignation or removal of a director and any newly created directorships in any class, shall be filled by a majority vote of all the remaining directors although less than a quorum. The term of office of any director elected to fill such a vacancy shall expire at the expiration of the term of office of directors of the class in which the vacancy occurred. Elections of directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

Annex A Page 1

ANNEX B
AMERICAN PACIFIC CORPORATION
AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN
     1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.
     2. Definitions. The following definitions shall apply as used herein.
          (a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.
          (b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
          (c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
          (d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.
          (e) “Award” means the grant of an Option, SAR, Restricted Stock, Restricted Stock Unit, cash incentive or any combination of the foregoing.
          (f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
          (g) “Board” means the Board of Directors of the Company.
          (h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.
          (i) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:
               (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee

Annex B Page 1

benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept; or
               (ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one (1) or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.
          (j) “Code” means the Internal Revenue Code of 1986, as amended.
          (k) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.
          (l) “Common Stock” means the common stock of the Company.
          (m) “Company” means American Pacific Corporation, a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.
          (n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
          (o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
          (p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

Annex B Page 2

          (q) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;
               (iii) the complete liquidation or dissolution of the Company;
               (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or
               (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.
          (r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.
          (s) “Director” means a member of the Board or the board of directors of any Related Entity.
          (t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.
          (u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
          (v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

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          (x) If the Common Stock is listed on one (1) or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (i) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
               (ii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.
               (iii) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
          (y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (z) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (aa) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (bb) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.
          (cc) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (dd) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.
          (ee) “Plan” means this Amended and Restated 2008 Stock Incentive Plan.
          (ff) “Related Entity” means any Parent or Subsidiary of the Company.
          (gg) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

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          (hh) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.
          (ii) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.
          (jj) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
          (kk) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.
          (ll) “Share” means a share of the Common Stock.
          (mm) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
     3. Stock Subject to the Plan.
          (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 800,000 Shares (which aggregate amount includes 350,000 Shares originally authorized under the 2008 Stock Incentive Plan as adopted by the stockholders of the Company on March 11, 2008). Furthermore, no more than 400,000 Shares shall be granted pursuant to Awards of Restricted Stock and Restricted Stock Units (which aggregate amount includes 200,000 Shares previously available for issuance pursuant to Awards of Restricted Stock and Restricted Stock Units under the 2008 Stock Incentive Plan as adopted by the stockholders of the Company on March 11, 2008). The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.
          (b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of an SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan.
     4. Administration of the Plan.
          (a) Plan Administrator.
               (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such

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grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
               (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one (1) or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.
               (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two (2) or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.
               (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.
          (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
               (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
               (ii) to determine whether and to what extent Awards are granted hereunder;
               (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
               (iv) to approve forms of Award Agreements for use under the Plan;
               (v) to determine the terms and conditions of any Award granted hereunder;
               (vi) to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval, (C) the cancellation of any Option or SAR awarded under the Plan in exchange for cash shall be subject to stockholder approval and (D) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock, or other Award with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or

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base appreciation amount (as applicable) of the original Option or SAR shall not be subject to stockholder approval;
               (vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;
               (viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and
               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
          (c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.
     5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.
     6. Terms and Conditions of Awards.
          (a) Types of Awards. The Administrator is authorized under the Plan to award to an Employee, Director or Consultant Awards of Options, SARs, Restricted Stock, Restricted Stock Units, cash incentives or any combination of the foregoing.
          (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation,

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Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
          (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one (1) of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.
          (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
          (e) Deferral of Award Payment. The Administrator may establish one (1) or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
          (f) Separate Programs. The Administrator may establish one (1) or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one (1) or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
          (g) Individual Limitations on Awards.
               (i) Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 150,000 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 75,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying

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the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.
               (ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 150,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.
               (iii) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one (1) or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).
          (h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
          (i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.
          (j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one (1) or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.
          (k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.
     7. Award Exercise or Purchase Price, Consideration and Taxes.
          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

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               (i) In the case of an Incentive Stock Option:
                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or
                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               (iii) In the case of SARs, the base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               (iv) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               (v) In the case of other Awards, such price as is determined by the Administrator.
               (vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.
          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:
               (i) cash;
               (ii) check;
               (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);
               (iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

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               (v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or
               (vi) any combination of the foregoing methods of payment.
The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one (1) or more forms of consideration.
          (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).
     8. Exercise of Award.
          (a) Procedure for Exercise; Rights as a Stockholder.
               (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.
               (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company (and accepted by the Company) in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).
          (b) Exercise of Award Following Termination of Continuous Service.
               (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.
               (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.
               (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

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     9. Conditions Upon Issuance of Shares.
          (a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.
          (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall make adjustments in connection with the events described in (i) — (iii) of this Section 10 or substitute, exchange or grant Awards with respect to the shares of a Related Entity (collectively “adjustments”). In determining adjustments to be made under this Section 10, the Administrator may take into account such factors as it deems appropriate, including (x) the restrictions of Applicable Law, (y) the potential tax, accounting or other consequences of an adjustment and (z) the possibility that some Grantees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, shall be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.
     11. Corporate Transactions and Changes in Control.
          (a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

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          (b) Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one (1) or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify, provided that such vesting or such release, as applicable, shall be conditional on an actual Corporate Transaction or Change in Control occurring. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.
          (c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.
     12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.
     13. Amendment, Suspension or Termination of the Plan.
          (a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).
          (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.
          (c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.
     14. Reservation of Shares.
          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will

Annex B Page 13

is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.
     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
     17. Stockholder Approval. The grant of Awards under the Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under the Plan subject to approval of the Plan by the stockholders. In the event that stockholder approval of the Plan is not obtained within the twelve (12) month period provided above, all Awards previously granted under the Plan shall be rescinded and be of no force or effect.
     18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
     19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     20. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Annex B Page 14

YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of American Pacific Corporation common stock for the 2011 Annual Meeting of Stockholders.
YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.
Vote by Telephone – Please call toll-free at 1-866-242-2771 on a touch-tone telephone and follow the simple recorded instructions. Your vote will be confirmed and cast as you directed. (Toll-free telephone is available for residents of the U.S. and Canada only. If outside the U.S. or Canada, call 1-215-521-1344.)

OR

2.	Vote by Internet – Please access https://www.proxyvote.com/apfc and follow the simple instructions on the screen. Please note you must type an “s” after http.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

OR

3.
Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the envelope provided to: American Pacific Corporation, c/o Innisfree M&A Incorporated, FDR Station, P. O. Box 5156, New York, NY 10150-5156.

▼ TO VOTE BY MAIL, PLEASE DETACH CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

☒	Please mark your vote as in this example

AMERICAN PACIFIC CORPORATION The Board of Directors recommends that you vote FOR the following:	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
1. Election of Directors
Class C Director - To elect as a Class C director, to hold office until the 2012 annual meeting of stockholders and until his successor has been duly elected and qualified, the nominee listed below:
1) Berlyn D. Miller
Class A Directors - To elect as Class A directors, to hold office until the 2013 annual meeting of stockholders and until their respective successors have been duly elected and qualified, the nominees listed below:

2) William F. Readdy 3) Dean M. Willard
Class B Directors - To elect as Class B directors, to hold office until the 2014 annual meeting of stockholders and until their respective successors have been duly elected and qualified, the nominees listed below:

4) Barbara Smith Campbell 6) Jane L. Williams
5) C. Keith Rooker 7) Charlotte E. Sibley
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends that you vote FOR the following:

2. To amend our Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement.		FOR ☐ ☐	AGAINST ☐ ☐	ABSTAIN ☐ ☐
3. An advisory vote on executive compensation.
The Board of Directors recommends that you vote FOR a 1 year frequency:	1 YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐
4. An advisory vote on the frequency of holding an advisory vote on executive compensation.

The Board of Directors recommends that you vote FOR the following:		FOR ☐ ☐	AGAINST ☐ ☐	ABSTAIN ☐ ☐
5. To approve the Company’s amended and restated 2008 Stock Incentive Plan.
6. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.
Proposals No. 1, 2, 3, 4, 5 and 6 herein are by the registrant.
Date:                                                                              , 2011

Signature

Signature (if held jointly)

Title(s), if any
Please sign exactly as your name appears herein. Joint owners should each sign. If signing for estates, trusts or corporations, title or capacity should be stated. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR proposals No. 1, 2, 3, 5 and 6, and for a 1 Year frequency on proposal No. 4. If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion.

PLEASE VOTE TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO VOTE.
Important Notice Regarding the Availability of Proxy Materials for the
Stockholders’ Meeting to Be Held on March 8, 2011
The Notice of Annual Meeting of Stockholders, the proxy statement and the fiscal 2010 annual report to stockholders are available at www.apfc.com on the “Annual Meeting of Stockholders” page of the “Investors” section.
▼ TO VOTE BY MAIL, PLEASE DETACH CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

AMERICAN PACIFIC CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 8, 2011
The undersigned hereby appoints John R. Gibson and Linda G. Ferguson, or either of them, with full power of substitution and revocation, the attorneys and proxies of the undersigned to attend and vote all shares of common stock of American Pacific Corporation that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of American Pacific Corporation, a Delaware corporation, to be held on March 8, 2011 at 10:30 a.m., local time, at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 2011 Annual Meeting of Stockholders.
THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS IN PROPOSAL NO. 1, AND FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, IN PROPOSAL NO. 2, AND FOR THE ADOPTION OF THE RESOLUTION TO APPROVE THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS PROPOSED IN PROPOSAL NO. 3, AND FOR THE ADOPTION OF THE RESOLUTION TO INCLUDE THE ADVISORY VOTE FOR EXECUTIVE COMPENSATION EVERY YEAR IN PROPOSAL NO. 4, AND FOR THE APPROVAL OF THE AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN IN PROPOSAL NO. 5, AND FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP IN PROPOSAL NO. 6, AND SHALL BE VOTED IN THEIR DISCRETION IN ACCORDANCE WITH THE DETERMINATION OF THE PERSONS NAMED IN THIS PROXY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.
(Continued and to be signed on other side)